Cusip Number 36559B104
PROSPECTUS                                                   NASDAQ Symbol CPGRX


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                                 THE CHESAPEAKE
                             AGGRESSIVE GROWTH FUND


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                 a series of the Gardner Lewis Investment Trust

The investment objective of The Chesapeake Aggressive Growth Fund (the "Fund") is to seek capital appreciation through investments in equity securities, consisting primarily of common and preferred stocks and securities convertible into common stocks. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the investment policies described in this Prospectus.

                               INVESTMENT ADVISOR
                         Gardner Lewis Asset Management
                            Chadds Ford, Pennsylvania

The Fund is a diversified series of the Gardner Lewis Investment Trust (the "Trust"), a registered open-end management investment company. This Prospectus provides you with the basic information you should know before investing in the Fund. The Prospectus should be read and kept for future reference.

Prior to November 1, 1997, The Chesapeake Aggressive Growth Fund was known as The Chesapeake Growth Fund. The Board of Trustees determined that renaming the Fund more accurately reflected the Investment Objectives and Policies outlined herein.

A Statement of Additional Information containing additional information about the Fund has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus in its entirety. The Fund's address is Post Office Drawer 69, Rocky Mount, North Carolina 27802-0069, and its telephone number is 1-800-430-3863. A copy of the Statement of Additional Information may be obtained at no charge by calling the Fund.


Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, and Fund shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. Investment in the Fund involves risks, including the possible loss of principal.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.





The date of this Prospectus and the Statement of Additional Information is December 11, 1996, supplemented September 3, 1997, and November 1, 1997.

                                TABLE OF CONTENTS

PROSPECTUS SUMMARY......................................................  2

FEE TABLE...............................................................  3

FINANCIAL HIGHLIGHTS....................................................  4

INVESTMENT OBJECTIVE AND POLICIES.......................................  5

RISK FACTORS............................................................  7

INVESTMENT LIMITATIONS..................................................  8

FEDERAL INCOME TAXES....................................................  9

DIVIDENDS AND DISTRIBUTIONS............................................. 10

HOW SHARES ARE VALUED................................................... 10

HOW SHARES MAY BE PURCHASED............................................. 11

HOW SHARES MAY BE REDEEMED.............................................. 15

MANAGEMENT OF THE FUND.................................................. 16

OTHER INFORMATION....................................................... 18

This Prospectus is not an offering of the securities herein described in any state in which the offering is unauthorized. No sales representative, dealer or other person is authorized to give any information or make any representations other than those contained in this Prospectus. The Fund reserves the right in its sole discretion to withdraw all or any part of the offering made by this Prospectus or to reject purchase orders. All orders to purchase shares are subject to acceptance by the Fund and are not binding until confirmed or accepted in writing.

NOTICE:  CLOSURE OF FUND TO MOST NEW INVESTORS

In December 1994, the Advisor determined that the Fund had reached an asset base that allowed for both efficiency and maneuverability. Because the Fund did not wish to compromise this position, the Board of Trustees of the Trust determined that it would be advisable to close the Fund to most new investors effective December 23, 1994. Shareholders who maintain open Fund accounts originally established prior to December 23, 1994 (or established after that date under the limited circumstances described below) may make additional investments in the Fund and reinvest any dividends and capital gains distributions. Please note under "HOW SHARES MAY BE REDEEMED" that the Board of Trustees reserves the right to involuntarily redeem any account having a net asset value of less than $25,000. Shareholders who originally established Fund accounts prior to December 23, 1994 (or who established such accounts after that date under the limited circumstances described below) but who have redeemed or who redeem their Fund account in full (i.e., close their accounts) may not make additional investments in the Fund except under the limited circumstances described below. The Fund will currently accept new accounts only under limited circumstances. The Fund, in its sole discretion, may accept new Fund accounts from Trustees and officers and their families and certain parties related thereto, including clients of the Advisor and other investment advisors registered under the Investment Advisors Act of 1940. These additional investments in the Fund, if accepted, will generally be under circumstances in which the Advisor deems it appropriate to maintain the Fund's asset base, which may be reduced from time to time by redemptions by other shareholders or market conditions. The Fund may resume unlimited sales of shares to the public at some future date.

                               PROSPECTUS SUMMARY

The Fund

The Chesapeake Aggressive Growth Fund (the "Fund") is a diversified series of the Gardner Lewis Investment Trust (the "Trust"), a registered open-end management investment company organized as a Massachusetts business trust. See "Other Information - Description of Shares." Prior to November 1, 1997, The Chesapeake Aggressive Growth Fund was known as The Chesapeake Growth Fund. The Board of Trustees determined that renaming the Fund more accurately reflected the Investment Objectives and Policies outlined herein.

Offering Price

Shares in the Fund are offered at net asset value plus a 3.0% sales charge, which is reduced on purchases involving larger amounts. The minimum initial investment is $25,000. The minimum subsequent investment is $500. See "How Shares May be Purchased."

Investment  Objective

The investment objective of the Fund is to seek capital appreciation through investments in and Special Risk equity securities, consisting primarily of common and preferred stocks and securities Considerations convertible into common stocks. Realization of current income is not a significant investment consideration, and any income realized will be incidental to the Fund's objective. See "Investment Objective and Policies." The Fund is not intended to be a complete investment program, and there can be no assurance that the Fund will achieve its investment objective. While the Fund will invest primarily in common stocks traded in U.S. securities markets, some of the Fund's investments may include foreign securities, illiquid securities, and securities purchased subject to a repurchase agreement or on a "when-issued" basis, which involve certain risks. The Fund's portfolio will also contain a significant amount of securities of smaller capitalization companies, which may exhibit more volatility than medium and larger capitalization companies. The Fund may borrow only under certain limited conditions (including to meet redemption requests) and not to purchase securities. It is not the intent of the Fund to borrow except for temporary cash requirements. Borrowing, if done, would tend to exaggerate the effects of market and interest rate fluctuations on the Fund's net asset value until repaid. See "Risk Factors."

Manager

Subject to the general supervision of the Trust's Board of Trustees and in accordance with the Fund's investment policies, Gardner Lewis Asset Management of Chadds Ford, Pennsylvania (the "Advisor"), manages the Fund's investments. The Advisor currently manages approximately $3.5 billion in assets. For its advisory services, the Advisor receives a monthly fee based on the Fund's daily net assets at the annual rate of 1.25%. See "Management of the Fund-The Advisor."

Dividends

Income dividends, if any, are paid at least annually; capital gains, if any, are distributed at least annually or retained for reinvestment by the Fund. Dividends and capital gains distributions are automatically reinvested in additional shares at net asset value unless the shareholder elects to receive cash. See "Dividends and Distributions."

Distributor

Capital Investment Group, Inc. (the "Distributor") serves as distributor of the Fund's shares. The Distributor may sell Fund shares to or through qualified securities dealers or others. See "Management of the Fund - Distributor."

Redemption of Shares

There is no charge for redemptions, other than possible charges associated with wire transfers of redemption proceeds. Shares may be redeemed at any time at the net asset value next determined after receipt of a redemption request by the Fund. A shareholder who submits appropriate written authorization may redeem shares by telephone. See "How Shares May Be Redeemed."

                                    FEE TABLE

The following table sets forth certain information in connection with the expenses of the Fund for the current fiscal year. The information is intended to assist the investor in understanding the various costs and expenses borne by the Fund, and therefore indirectly by its investors, the payment of which will reduce an investor's return on an annual basis.

                        Shareholder Transaction Expenses

Maximum sales load imposed on purchases
(as a percentage of offering price).................................     3.00%1
Sales load imposed on reinvested dividends..........................      NONE
Deferred sales load.................................................      NONE
Redemption fee*.....................................................      NONE
Exchange fee........................................................      NONE

* The Fund in its discretion may choose to pass through to redeeming shareholders any charges imposed by the Custodian for wiring redemption proceeds. The Custodian currently charges the Fund $7.00 per transaction for wiring redemption proceeds.


                         Annual Fund Operating Expenses
                     (as a percentage of average net assets)

Investment advisory fees............................................      1.25%2
12b-1 fees..........................................................      NONE
Other expenses......................................................      0.17%
Total operating expenses............................................      1.42%2

EXAMPLE: You would pay the following expenses (including the maximum initial sales charge) on a $1,000 investment in the Fund, whether or not you redeem at the end of the period, assuming a 5% annual return:

     1 Year             3 Years            5 Years             10 Years
     ------             -------            -------             --------

       $44                $74               $106                 $196

THE FOREGOING SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

1    Reduced  for larger  purchases.  See "How  Shares May Be  Purchased - Sales
     Charges."

2 The "Total operating expenses" shown above are based upon actual operating expenses incurred by the Fund for the fiscal year ended August 31, 1996, which were 1.42% of average net assets of the Fund.

See "How Shares May Be Purchased" and "Management of the Fund" below for more information about the fees and costs of operating the Fund. The assumed 5% annual return is required by the Securities and Exchange Commission. The hypothetical rate of return is not intended to be representative of past or future performance of the Fund; the actual rate of return for the Fund may be greater or less than 5%.

                              FINANCIAL HIGHLIGHTS

The financial data included in the table below has been derived from audited financial statements of the Fund. The financial data for the fiscal year ended August 31, 1996, has been audited by Deloitte & Touche LLP, independent auditors, whose report covering such period is included in the Statement of Additional Information. The financial data for the prior fiscal years and period was audited by other independent auditors. This information should be read in conjunction with the Fund's latest audited annual financial statements and notes thereto, which are also included in the Statement of Additional Information, a copy of which may be obtained at no charge by calling the Fund. Further information about the performance of the Fund is contained in the Annual Report of the Fund, a copy of which may be obtained at no charge by calling the Fund.

                                        (For a Share Outstanding Throughout each Period)

                                                                                Years ended August 31,
                                                                     1996         1995         1994         1993*
                                                                    ------       ------       ------       ------

Net Asset Value, Beginning of Period                                $20.70       $13.58       $11.86       $10.00
   Income (loss) from investment operations
      Net investment gain (loss)                                     (0.18)       (0.15)       (0.05)       (0.01)
      Net realized and unrealized gain (loss) on investments         (2.53)        7.27         1.98         1.87
                                                                     -----         ----         ----         ----
        Total from investment operations                             (2.71)        7.12         1.93         1.86
                                                                     -----         ----         ----         ----

   Distributions to shareholders from
      Net investment income                                           0.00         0.00        (0.16)        0.00
      Net realized gain from investment transactions                 (1.11)       (0.00)       (0.05)        0.00
                                                                     -----        -----        -----         ----
        Total distributions                                          (1.11)        0.00        (0.21)        0.00
                                                                     -----         ----        -----         ----

Net Asset Value, End of Period                                      $16.88       $20.70       $13.58       $11.86
                                                                    ======       ======       ======       ======

Total return (a)                                                    (12.81)%      52.45 %      16.42 %      29.76 % (b)

Ratios/supplemental data
   Net Assets, End of Period (000s)                               $460,307     $460,286     $179,223      $25,421
                                                                  ========     ========     ========      =======
   Ratio of expenses to average net assets
      Before expense reimbursements and waived fees                   1.42 %       1.43 %       1.57 %       2.29 % (b)
      After expense reimbursements and waived fees                    1.42 %       1.43 %       1.49 %       1.54 % (b)
   Ratio of net investment income (loss) to average net assets
      Before expense reimbursements and waived fees                  (1.05)%      (1.07)%      (0.87)%      (1.22)% (b)
      After expense reimbursements and waived fees                   (1.05)%      (1.07)%      (0.79)%      (0.47)% (b)

   Portfolio turnover rate                                          110.04 %      75.42 %      66.03 %      45.95 % (b)

* For the period from January 4, 1993 (commencement of operations) to August 31, 1993.

(a) Does not reflect the maximum sales charge of 3.00%.

(b)  Annualized.

                        INVESTMENT OBJECTIVE AND POLICIES

Investment Objective. The investment objective of the Fund is to seek capital appreciation through investments in equity securities, consisting primarily of common and preferred stocks and securities convertible into common stocks. Realization of current income is not a significant investment consideration, and any income realized will be incidental to the Fund's objective. The Fund's investment objective and fundamental investment limitations discussed herein may not be altered without the prior approval of a majority of the Fund's shareholders.

Investment Selection. The Fund's portfolio will include equity securities of those companies which the Advisor feels show superior prospects for growth. The Advisor will focus attention on those companies which, in the view of the Advisor, exhibit internal changes such as a promising new product, new distribution strategy, new manufacturing technology, or new management team or management philosophy. Many of the portfolio companies are responsible for technological breakthroughs and/or unique solutions to market needs. Investing in companies which are undergoing internal change, such as implementing new strategies or introducing new technologies, may involve greater than average risk due to their unproven nature. Many of the portfolio companies will be small capitalization companies, which may exhibit more volatility than medium and large capitalization companies. By focusing upon internal rather than external factors, the Fund will seek to minimize the risk associated with macro-economic forces such as changes in commodity prices, currency exchange rates and interest rates.

In selecting portfolio companies, the Advisor uses analysis which includes the growth rate in earnings, financial performance, management strengths and weaknesses, and current market valuation in relation to earnings growth as well as historic and comparable company valuations. The Advisor also analyzes the level and nature of the company's debt, cash flow, working capital and the quality of the company's assets. Typically companies included in the Fund's portfolio will show strong earnings growth versus the previous year's comparable period. Companies that the Advisor determines have excessive levels of debt are generally avoided.

By developing and maintaining contacts with management, customers, competitors and suppliers of current and potential portfolio companies, the Advisor attempts to invest in those companies undergoing positive changes that have not been recognized by "Wall Street" analysts and the financial press. Lack of recognition of these changes often causes securities to be less efficiently priced. The Advisor believes these companies offer unique and potentially superior investment opportunities. The Advisor favors portfolio companies whose price when purchased is between 8 and 19 times projected earnings for the coming year.

While portfolio securities are generally acquired for the long term, they may be sold under any of the following circumstances:

     a) the anticipated price appreciation has been achieved or is no longer probable;

     b) the company's fundamentals appear, in the analysis of the Advisor, to be deteriorating;

     c) general market expectations regarding the company's future performance exceed those expectations held by the Advisor;

     d) alternative investments offer, in the view of the Advisor, superior potential for appreciation.

The portfolio will be comprised primarily of common stocks, and may include preferred stocks, participating and non-participating preferred stocks, and convertible preferred stock as well as convertible debt. All securities will be traded on domestic and foreign securities exchanges or on the over-the-counter markets. Up to 10% of the Fund's total assets may consist of foreign securities.

The Fund will normally be at least 90% invested in equity securities. As a temporary defensive position, however, when the Advisor determines that market conditions so warrant, the Fund may invest up to 100% of its total assets in investment grade bonds, U.S. Government Securities, repurchase agreements, or money market instruments. When the Fund invests in investment grade bonds, U.S. Government Securities, repurchase agreements, or money market instruments as a temporary defensive measure, it is not pursuing its investment objective. Under normal circumstances, however, money market or repurchase agreement instruments will typically represent a portion of the Fund's portfolio, as funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities and to provide for shareholder redemptions and operational expenses of the Fund.

Money Market Instruments. Money market instruments mature in thirteen months or less from the date of purchase and may include U.S. Government Securities and corporate debt securities (including those subject to repurchase agreements), bankers acceptances and certificates of deposit of domestic branches of U.S. banks, and commercial paper (including variable amount demand master notes) rated in one of the two highest rating categories by any of the nationally recognized securities rating organizations or, if not rated, of equivalent quality in the Advisor's opinion. The Advisor may, when it believes that unusually volatile or unstable economic and market conditions exist, depart from the Fund's investment approach and assume temporarily a defensive portfolio posture, increasing the Fund's percentage investment in money market instruments, even to the extent that 100% of the Fund's total assets may be so invested. See the Statement of Additional Information for a more detailed description of money market instruments.

U.S. Government Securities. The Fund may invest a portion of the portfolio in U.S. Government Securities, defined to be U.S. Government obligations such as U.S. Treasury notes, U.S. Treasury bonds, and U.S. Treasury bills, obligations guaranteed by the U.S. Government such as Government National Mortgage Association ("GNMA") as well as obligations of U.S. Government authorities, agencies and instrumentalities such as Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Home Administration ("FHA"), Federal Farm Credit Bank ("FFCB"), Federal Home Loan
Bank ("FHLB"), Student Loan Marketing Association ("SLMA"), and The Tennessee Valley Authority. U.S. Government Securities may be acquired subject to repurchase agreements. While obligations of some U.S. Government sponsored entities are supported by the full faith and credit of the U.S. Government (e.g.
GNMA), several are supported by the right of the issuer to borrow from the U.S. Government (e.g. FNMA, FHLMC), and still others are supported only by the credit of the issuer itself (e.g. SLMA, FFCB). No assurances can be given that the U.S. Government will provide financial support to U.S. Government agencies or instrumentalities in the future, since it is not obligated to do so by law. The guarantee of the U.S. Government does not extend to the yield or value of the Fund's shares.

Repurchase Agreements. The Fund may acquire U.S. Government Securities or corporate debt securities subject to repurchase agreements. A repurchase agreement transaction occurs when the Fund acquires a security and simultaneously resells it to the vendor (normally a member bank of the Federal Reserve or a registered Government Securities dealer) for delivery on an agreed upon future date. The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate earned by the Fund effective for the period of time during which the repurchase agreement is in effect. Delivery pursuant to the resale typically will occur within one to five days of the purchase. The Fund will not enter into a repurchase agreement which will cause more than 10% of its net assets to be invested in repurchase agreements which extend beyond seven days. In the event of the bankruptcy of the other party to a repurchase agreement, the Fund could experience delays in recovering its cash or the securities lent. To the extent that in the interim the value of the securities purchased may have declined, the Fund could experience a loss. Repurchase agreements are, in effect, loans of Fund assets. The Fund will not engage in reverse repurchase transactions, which are considered to be borrowings under the Investment Company Act of 1940, as amended (the "1940 Act").

The Fund may invest up to 10% of its total assets in foreign securities. The same factors would be considered in selecting foreign securities as with domestic securities. Foreign securities investment presents special considerations not typically associated with investments in domestic securities. Foreign taxes may reduce income. Currency exchange rates and regulations may cause fluctuations in the value of foreign securities. Foreign securities are subject to different regulatory environments than in the United States and, compared to the United States, there may be a lack of uniform accounting, auditing and financial reporting standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers. Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial or social instability or adverse diplomatic developments. There may be difficulties in obtaining service of process on foreign issuers and difficulties in enforcing judgments with respect to claims under the United States securities laws against such issuers. Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values. The United States Government has, in the past, discouraged certain foreign investments by United States investors through taxation or other restrictions, and it is possible that such restrictions could be imposed again. Foreign securities markets have substantially less volume than the New York Stock Exchange and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. In addition to the fluctuation inherent in any equity investment, there is an additional risk of fluctuation when valuing foreign securities based solely on the relative exchange rates between U.S. currency (the valuation method for the Fund) and the currency in which the foreign security is traded. While the share value of the foreign security may increase, its value to the Fund may decrease due to changes in currency exchange rates.

Because of the inherent risk of foreign securities over domestic issues, the Fund will generally limit foreign investments to those traded domestically as American Depository Receipts ("ADRs"). ADRs are receipts issued by a U.S. bank or trust company evidencing ownership of securities of a foreign issuer. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. The prices of ADRs are denominated in U.S. dollars while the underlying security may be denominated in a foreign currency.

The Fund may invest in both sponsored and unsponsored ADRs. Unsponsored ADR programs are organized independently and without the cooperation of the issuer of the underlying foreign securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, and the prices of unsponsored ADRs may be more volatile than if such instruments were sponsored by the issuer. The issuers of the securities underlying unsponsored ADRs are not obligated to disclose material information in the U.S. and, therefore, there may be no correlation between such information and the market value of the ADRs. Because of the additional risks inherent in unsponsored ADRs, the Fund will tend to invest in sponsored ADRs over unsponsored ADRs, to the extent it invests in ADRs.

ADRs purchased by the Fund, if any, will not be considered foreign securities for purposes of the 10% limit on investments in foreign securities. To the extent the Fund invests in other foreign securities, subject to the 10% limit, it will generally limit such investments to foreign securities traded on foreign securities exchanges.

Investment Companies. In order to achieve its investment objective, the Fund may invest up to 10% of the value of its total assets in securities of other investment companies whose investment objectives are consistent with the Fund's investment objective. The Fund will not acquire securities of any one investment company if, immediately thereafter, the Fund would own more than 3% of such company's total outstanding voting securities, securities issued by such company would have an aggregate value in excess of 5% of the Fund's total assets, or securities issued by such company and securities held by the Fund issued by other investment companies would have an aggregate value in excess of 10% of the Fund's total assets. The Fund will only invest in other investment companies by purchase of such securities on the open market where no commission or profit to a sponsor or dealer results from the purchase other than the customary broker's commissions or when the purchase is part of a plan of merger, consolidation, reorganization, or acquisition. To the extent the Fund invests in other investment companies, the shareholders of the Fund would indirectly pay a portion of the operating costs of the underlying investment companies. These costs include management, brokerage, shareholder servicing and other operational expenses. Shareholders of the Fund would then indirectly pay higher operational costs than if they owned shares of the underlying investment companies directly. The Advisor will waive its advisory fee for that portion of the Fund's assets invested in other investment companies, except when such purchase is part of a plan of merger, consolidation, reorganization, or acquisition.

Real Estate Securities. The Fund will not invest in real estate or real estate mortgage loans (including limited partnership interests), but may invest in readily marketable securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein. The Fund may also invest in readily marketable interests in real estate investment trusts ("REITs"). REITs are generally publicly traded on the national stock exchanges and in the over-the-counter market and have varying degrees of liquidity. Although the Fund is not limited in the amount of these types of real estate securities it may acquire, it is not presently expected that within the next 12 months the Fund will have in excess of 5% of its total assets in real estate securities.

                                  RISK FACTORS

Investment Policies and Techniques. Reference should be made to "Investment Objective and Policies" above for a description of special risks presented by the investment policies of the Fund and the specific securities and investment techniques that may be employed by the Fund, including the risks associated with repurchase agreements and foreign securities. A more complete discussion of certain of these securities and investment techniques and their associated risks is contained in the Statement of Additional Information.



To the extent that the major portion of the Fund's portfolio consists of common stocks, it may be expected that the net asset value will be subject to greater fluctuation than a portfolio containing mostly fixed income securities. To the extent that the Advisor seeks to identify the securities of companies which are undergoing internal change, such as implementing new strategies or introducing new technologies, investment in the Fund may involve greater than average risk due to the unproven nature of such securities. These securities will include a significant amount of securities of small capitalization companies. To the extent the Fund's assets are invested in small capitalization companies, that portion of the Fund's portfolio may exhibit more volatility than the portion invested in medium and large capitalization companies. Because there is risk in any investment, there can be no assurance the Fund will achieve its investment objective.

The Fund sells portfolio securities in order to take advantage of investment opportunities. Nevertheless, by utilizing the approach to investing described herein, portfolio turnover in the Fund is expected to average between 75% and 100% and will generally not exceed 125%. Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. The degree of portfolio activity may also have an effect on the tax consequences of capital gain distributions. See "Financial Highlights" for the Fund's portfolio turnover rate for prior fiscal periods.

Borrowing. The Fund may borrow, temporarily, up to 5% of its total assets for extraordinary or emergency purposes and 15% of its total assets to meet redemption requests, which might otherwise require untimely disposition of portfolio holdings. To the extent the Fund borrows for these purposes, the effects of market price fluctuations on portfolio net asset value will be exaggerated. If, while such borrowing is in effect, the value of the Fund's assets declines, the Fund could be forced to liquidate portfolio securities when it is disadvantageous to do so. The Fund would incur interest and other transaction costs in connection with borrowing. The Fund will borrow only from a bank. The Fund will not make any investments if the borrowing exceeds 5% of its assets until such time as repayment has been made to bring the total borrowing below 5% of its total assets.

Illiquid Investments. The Fund may invest up to 10% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price at which they are valued. Under the supervision of the Board of Trustees, the Advisor determines the liquidity of the Fund's investments. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid securities before maturity may be time consuming and expensive, and it may be difficult or impossible for the Fund to sell illiquid investments promptly at an acceptable price. The Fund will not invest in restricted securities, which generally cannot be sold to the public without registration under the federal securities laws.

Forward Commitments and When-Issued Securities. The Fund may purchase when-issued securities and commit to purchase securities for a fixed price at a future date beyond customary settlement time. The Fund is required to hold and maintain in a segregated account until the settlement date, cash, U.S. Government Securities or high-grade debt obligations in an amount sufficient to meet the purchase price. This requirement must be met unless the Fund enters into offsetting contracts for the forward sale of other securities it owns. Purchasing securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. In addition, no income accrues to the purchaser of when-issued securities during the period prior to issuance. Although the Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, the Fund may dispose of a when-issued security or forward commitment prior to settlement if the Advisor deems it appropriate to do so. The Fund may realize short-term gains or losses upon such sales.

                             INVESTMENT LIMITATIONS

To limit the Fund's exposure to risk, the Fund has adopted certain fundamental investment limitations which, together with its investment objective, are fundamental policies which may not be changed without shareholder approval. Some of these restrictions are that the Fund will not: (1) issue senior securities, borrow money or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of the Fund's total assets or, (b) in order to meet redemption requests, in amounts not exceeding 15% of its total assets. The Fund will not make any investments if borrowing exceeds 5% of its total assets until such time as total borrowing represents less than 5% of Fund assets; (2) make loans of money or securities, except that the Fund may invest in repurchase agreements (but repurchase agreements having a maturity of longer than seven days, together with other illiquid securities, are limited to 10% of the Fund's net assets);
(3) invest in securities of issuers which have a record of less than three years continuous operation (including predecessors and, in the case of bonds, guarantors), if more than 5% of its total assets would be invested in such securities; (4) write, purchase or sell puts, calls, warrants or combinations thereof, or purchase or sell commodities, commodities contracts, futures contracts or related options; (5) invest in oil, gas or mineral leases or exploration programs, or real estate (except the Fund may invest in readily marketable securities of companies that own or deal in such things); (6) invest more than 5% of its total assets at market in the securities of any one issuer nor hold more than 10% of the voting stock of any issuer; (7) invest in restricted securities; (8) invest more than 10% of the Fund's assets in foreign securities (excluding ADRs), and (9) invest more than 25% of the Fund's total assets in the securities of issuers in any one industry (other than U.S. Government Securities). See "Investment Limitations" in the Fund's Statement of Additional Information for a complete list of investment limitations.

If the Board of Trustees of the Trust determines that the Fund's investment objective can best be achieved by a substantive change in a non-fundamental investment limitation, the Board can make such change without shareholder approval and will disclose any such material changes in the then current Prospectus. Any limitation that is not specified in the Fund's Prospectus, or in the Statement of Additional Information, as being fundamental, is non-fundamental. If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of the Fund's portfolio securities will not constitute a violation of such limitation. In order to permit the sale of the Fund's shares in certain states, the Fund may make commitments that are more restrictive than the investment policies and limitations described above and in the Statement of Additional Information. Such commitments may have an effect on the investment performance of the Fund. Should the Fund determine that any such commitment is no longer in the best interests of the Fund, it may revoke the commitment and terminate sales of its shares in the state involved.

                              FEDERAL INCOME TAXES

Taxation  of the Fund.  The  Internal  Revenue  Code of 1986,  as  amended  (the
"Code"), treats each series in the Trust, including the Fund, as a separate regulated investment company. Each series of the Trust, including the Fund, intends to qualify or remain qualified as a regulated investment company under the Code by distributing substantially all of its "net investment income" to shareholders and meeting other requirements of the Code. For the purpose of calculating dividends, net investment income consists of income accrued on portfolio assets, less accrued expenses. Upon qualification, the Fund will not be liable for Federal income taxes to the extent earnings are distributed. The Board of Trustees retains the right for any series of the Trust, including the Fund, to determine for any particular year if it is advantageous not to qualify as a regulated investment company. Regulated investment companies, such as each series of the Trust, are subject to a non-deductible 4% excise tax to the extent they do not distribute the statutorily required amount of investment income, determined on a calendar year basis, and capital gain net income, using an October 31 year-end measuring period. The Fund intends to declare or distribute dividends during the calendar year in an amount sufficient to prevent imposition of the 4% excise tax.

Taxation of Shareholders. For Federal income tax purposes, any dividends and distributions from short-term capital gains that a shareholder receives in cash from the Fund or which are re-invested in additional shares will be taxable ordinary income. If a shareholder is not required to pay a tax on income, he will not be required to pay federal income taxes on the amounts distributed to him. A dividend declared in October, November or December of a year and paid in January of the following year will be considered to be paid on December 31 of the year of declaration.

Distributions paid by the Fund from long-term capital gains, whether received in cash or reinvested in additional shares, are taxable as long-term capital gains, regardless of the length of time an investor has owned shares in the Fund. Capital gain distributions are made when the Fund realizes net capital gains on sales of portfolio securities during the year. Dividends and capital gain distributions paid by the Fund shortly after shares have been purchased, although in effect a return of investment, are subject to Federal income taxation.

The sale of shares of the Fund is a taxable event and may result in a capital gain or loss. Capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two series of a mutual fund).

The Trust will inform shareholders of the Fund of the source of their dividends and capital gains distributions at the time they are paid and, promptly after the close of each calendar year, will issue an information return to advise shareholders of the Federal tax status of such distributions and dividends. Dividends and distributions may also be subject to state and local taxes. Shareholders should consult their tax advisors regarding specific questions as to Federal, state or local taxes.

Federal income tax law requires investors to certify that the social security number or taxpayer identification number provided to the Fund is correct and that the investor is not subject to 31% withholding for previous under-reporting to the Internal Revenue Service (the "IRS"). Investors will be asked to make the appropriate certification on their application to purchase shares. If a shareholder of the Fund has not complied with the applicable statutory and IRS requirements, the Fund is generally required by Federal law to withhold and remit to the IRS 31% of reportable payments (which may include dividends and redemption amounts).

                           DIVIDENDS AND DISTRIBUTIONS

The Fund intends to distribute substantially all of its net investment income, if any, in the form of dividends. The Fund may pay dividends, if any, and distribute capital gains, if any, at least annually. The Fund may, however, determine either to distribute or to retain all or part of any long-term capital gains in any year for reinvestment.

Unless a shareholder elects to receive cash, dividends and capital gains will be automatically reinvested in additional full and fractional shares of the Fund at the net asset value per share next determined. Reinvested dividends and capital gains are exempt from any sales load. Shareholders wishing to receive their dividends or capital gains in cash may make their request in writing to the Fund at 107 North Washington Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365. That request must be received by the Fund prior to the record date to be effective for the next dividend. If cash payment is requested, checks will be mailed within five business days after the distribution of the dividends or capital gains, as applicable. Each shareholder of the Fund will receive a quarterly summary of his or her account, including information regarding reinvested dividends from the Fund. Tax consequences to shareholders of dividends and distributions are the same if received in cash or in additional shares of the Fund.

In order to satisfy certain requirements of the Code, the Fund may declare special year-end dividend and capital gains distribution during December. Such distributions, if received by shareholders by January 31, are deemed to have been paid by the Fund and received by shareholders on December 31 of the prior year.

There is no fixed dividend rate, and there can be no assurance regarding the payment of any dividends or the realization of any gains.

                              HOW SHARES ARE VALUED

Net asset value is determined at 4:00 p.m., New York time, Monday through Friday, except on business holidays when the New York Stock Exchange is closed. The net asset value of the shares of the Fund for purposes of pricing sales and redemptions is equal to the total market value of its investments, less all of its liabilities, divided by the number of its outstanding shares.

Securities that are listed on a securities exchange are valued at the last quoted sales price at the time the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded by the Fund. Securities that are listed on an exchange and which are not traded on the valuation date are valued at the mean of the bid and asked prices. Prices for securities traded on foreign exchanges will be converted to the equivalent price in U.S. currency using the published currency exchange rates available at the time of valuation. Unlisted securities for which market quotations are readily available are valued at the latest quoted sales price, if available, otherwise, at the latest quoted bid price. Temporary cash investments with maturities of 60 days or less will be valued at amortized cost, which approximates market value. Securities for which no current quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Trustees of the Trust. Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

                           HOW SHARES MAY BE PURCHASED

Assistance in opening accounts and a purchase application may be obtained from the Fund by calling 1-800-430-3863, or by writing to the address shown below for purchases by mail. Assistance is also available through any broker-dealer authorized to sell shares in the Fund. Payment for shares purchased may also be made through your account at the broker-dealer processing your application and order to purchase. Your investment will purchase shares at the Fund's public offering price next determined after your order is received by the Fund in proper form as indicated herein.

The minimum initial investment is $25,000. The minimum subsequent investment is $500. The Fund may, in the Advisor's sole discretion, accept certain accounts with less than the stated minimum initial investment. You may invest in the following ways:

Purchases by Mail. Shares may be purchased initially by completing the application accompanying this Prospectus and mailing it, together with a check payable to the Fund, to The Chesapeake Aggressive Growth Fund, 107 North Washington Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365. Subsequent investments in an existing account in the Fund may be made at any time by sending a check payable to the Fund, to the address stated above. Please enclose the stub of your account statement and include the amount of the investment, the name of the account for which the investment is to be made and the account number.

Purchases by Wire. To purchase shares by wiring federal funds, the Fund must first be notified by calling 1-800-430-3863 to request an account number and furnish the Fund with your tax identification number. Following notification to the Fund, federal funds and registration instructions should be wired through the Federal Reserve System to:

         First Union National Bank of North Carolina
         Charlotte, North Carolina
         ABA # 053000219
         For The Chesapeake Aggressive Growth Fund Acct #2000000861894 For further credit to (shareholder's name and SS# or EIN#)

It is important that the wire contain all the information and that the Fund receive prior telephone notification to ensure proper credit. A completed application with signature(s) of registrant(s) must be mailed to the Fund immediately after the initial wire as described under "Purchases by Mail" above. Investors should be aware that some banks may impose a wire service fee.

General. All purchases of shares are subject to acceptance and are not binding until accepted. The Fund reserves the right to reject any application or investment. Orders become effective, and shares are purchased at, the next determined public offering price per share after an investment has been received by the Fund, which is as of 4:00 p.m., New York time, Monday through Friday, exclusive of business holidays. Orders received by the Fund and effective prior to such 4:00 p.m. time will purchase shares at the public offering price determined as of that time. Otherwise, your order will purchase shares as of 4:00 p.m. New York time on the next business day. For orders placed through a qualified broker-dealer, such firm is responsible for promptly transmitting purchase orders to the Fund. Investors may be charged a fee if they effect transactions in the Fund through a broker or agent.

If checks are returned unpaid due to nonsufficient funds, stop payment or other reasons, the Trust will charge $20. To recover any such loss or charge, the Trust reserves the right, without further notice, to redeem shares of any Fund of the Trust already owned by any purchaser whose order is cancelled, and such a purchaser may be prohibited from placing further orders unless investments are accompanied by full payment by wire or cashier's check.

Payment must be made by check or money order drawn on a U.S. bank and payable in U.S. dollars. Under certain circumstances the Fund, at its sole discretion, may allow payment in kind for Fund shares purchased by accepting securities in lieu of cash. Any securities so accepted would be valued on the date received and included in the calculation of the net asset value of the Fund. See the Statement of Additional Information for additional information on purchases in kind.

The Fund is required by federal law to withhold and remit to the IRS 31% of the dividends, capital gains distributions and, in certain cases, proceeds of redemptions paid to any shareholder who fails to furnish the Fund with a correct taxpayer identification number, who under-reports dividend or interest income or who fails to provide certification of tax identification number. Instructions to exchange or transfer shares held in established accounts will be refused until the certification has been provided. In order to avoid this withholding requirement, you must certify on your application, or on a separate W-9 Form supplied by the Administrator, that your taxpayer identification number is correct and that you are not currently subject to backup withholding or you are exempt from backup withholding. For individuals, your taxpayer identification number is your social security number.

Sales Charges. The public offering price of shares of the Fund equals net asset value plus a sales charge. Capital Investment Group, Inc. (the "Distributor"), Post Office Box 32249, Raleigh, North Carolina 27622, receives this sales charge as Distributor and may reallow it in the form of dealer discounts and brokerage commissions as follows:


                                                   Sales                   Sales
                                                 Charge As               Charge As            Dealers Discounts
                                                 % of Net               % of Public             and Brokerage
        Amount of Transaction                     Amount                 Offering            Commissions as % of
      At Public Offering Price                   Invested                  Price            Public Offering Price
      ------------------------                   --------                ---------          ---------------------
    Less than $50,000............................. 3.09%                   3.00%                   2.80%
    $50,000  but less than $250,000............... 2.04%                   2.00%                   1.80%
    $250,000 or more.............................. 1.01%                   1.00%                   0.90%


At times the Distributor may reallow the entire sales charge to selected dealers. From time to time dealers who receive dealer discounts and brokerage commissions from the Distributor may reallow all or a portion of such dealer discounts and brokerage commissions to other dealers or brokers. Pursuant to the terms of the Distribution Agreement, the sales charge payable to the Distributor and the dealer discounts may be suspended, terminated or amended. Dealers who receive 90% or more of the sales charge may be deemed to be "underwriters" under the federal securities laws.

The dealer discounts and brokerage commissions schedule above applies to all dealers who have agreements with the Distributor. The Distributor, at its expense, may also provide additional compensation to dealers in connection with sales of shares of the Fund. Compensation may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding the Fund, and/or other dealer-sponsored special events. In some instances, this compensation may be made available only to certain dealers whose representatives have sold or are expected to sell a significant amount of such shares. Compensation may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Dealers may not use sales of the Fund shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc. None of the aforementioned compensation is paid for by the Fund or its shareholders.

Reduced Sales Charges

     Concurrent Purchases. For purposes of qualifying for a lower sales charge, investors have the privilege of combining concurrent purchases of the Fund and another series of the Trust affiliated with the Advisor and sold with a sales charge. For example, if a shareholder concurrently purchases shares in another series of the Trust affiliated with the Advisor and sold with a sales charge at the total public offering price of $25,000, and shares in the Fund at the total public offering price of $25,000, the sales charge would be that applicable to a $50,000 purchase as shown in the appropriate table above. This privilege may be modified or eliminated at any time or from time to time by the Trust without notice thereof.

     Rights of Accumulation. Pursuant to the right of accumulation, investors are permitted to purchase shares at the public offering price applicable to the total of (a) the total public offering price of the shares of the Fund then being purchased plus (b) an amount equal to the then current net asset value of the purchaser's combined holdings of the shares of all of the series of the Trust affiliated with the Advisor and sold with a sales charge. To receive the applicable public offering price pursuant to the right of accumulation, investors must, at the time of purchase, provide sufficient information to permit confirmation of qualification, and confirmation of the purchase is subject to such verification. This right of accumulation may be modified or eliminated at any time or from time to time by the Trust without notice.

     Letters of Intent. Investors may qualify for a lower sales charge by executing a letter of intent. A letter of intent allows an investor to purchase shares of the Fund over a 13-month period at reduced sales charges based on the total amount intended to be purchased plus an amount equal to the then current net asset value of the purchaser's combined holdings of the shares of all of the series of the Trust affiliated with the Advisor and sold with a sales charge. Thus, a letter of intent permits an investor to establish a total investment goal to be achieved by any number of purchases over a 13-month period. Each investment made during the period receives the reduced sales charge applicable to the total amount of the intended investment.

The letter of intent does not obligate the investor to purchase, or the Fund to sell, the indicated amount. If such amount is not invested within the period, the investor must pay the difference between the sales charge applicable to the purchases made and the charges previously paid. If such difference is not paid by the investor, the Distributor is authorized by the investor to liquidate a sufficient number of shares held by the investor to pay the amount due. On the initial purchase of shares, if required (or subsequent purchases, if necessary) shares equal to at least five percent of the amount indicated in the letter of intent will be held in escrow during the 13-month period (while remaining registered in the name of the investor) for this purpose. The value of any shares redeemed or otherwise disposed of by the investor prior to termination or completion of the letter of intent will be deducted from the total purchases made under such letter of intent.

A 90-day back-dating period can be used to include earlier purchases at the investor's cost (without a retroactive downward adjustment of the sales charge); the 13-month period would then begin on the date of the first purchase during the 90-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the letter of intent. Investors must notify the Administrator or the Distributor whenever a purchase is being made pursuant to a letter of intent.

Investors electing to purchase shares pursuant to a letter of intent should carefully read the letter of intent, which is included in the Fund Shares Application accompanying this Prospectus or is otherwise available from the Administrator or the Distributor. This letter of intent option may be modified or eliminated at any time or from time to time by the Trust without notice.

     Reinvestments. Investors may reinvest, without a sales charge, proceeds from a redemption of shares of the Fund in shares of the Fund or in shares of another series of the Trust affiliated with the Advisor and sold with a sales charge, within 90 days after the redemption. If the other series charges a sales charge higher than the sales charge the investor paid in connection with the shares redeemed, the investor must pay the difference. In addition, the shares of the series to be acquired must be registered for sale in the investor's state of residence. The amount that may be so reinvested may not exceed the amount of the redemption proceeds, and a written order for the purchase of such shares must be received by the Fund or the Distributor within 90 days after the effective date of the redemption.

If an investor realizes a gain on the redemption, the reinvestment will not affect the amount of any federal capital gains tax payable on the gain. If an investor realizes a loss on the redemption, the reinvestment may cause some or all of the loss to be disallowed as a tax deduction, depending on the number of shares purchased by reinvestment and the period of time that has elapsed after the redemption, although for tax purposes, the amount disallowed is added to the cost of the shares acquired upon the reinvestment.

     Purchases by Related Parties and Groups. Reductions in sales charges apply to purchases by a single "person," including an individual, members of a family unit, consisting of a husband, wife and children under the age of 21 purchasing securities for their own account, or a trustee or other fiduciary purchasing for a single fiduciary account or single trust estate.

Reductions in sales charges also apply to purchases by individual members of a "qualified group." The reductions are based on the aggregate dollar value of shares purchased by all members of the qualified group and still owned by the group plus the shares currently being purchased. For purposes of this paragraph, a qualified group consists of a "company," as defined in the 1940 Act, which has been in existence for more than six months and which has a primary purpose other than acquiring shares of the Fund at a reduced sales charge, and the "related parties" of such company. For purposes of this paragraph, a "related party" of a company is: (i) any individual or other company who directly or indirectly owns, controls, or has the power to vote five percent or more of the outstanding voting securities of such company; (ii) any other company of which such company directly or indirectly owns, controls, or has the power to vote five percent of more of its outstanding voting securities; (iii) any other company under common control with such company; (iv) any executive officer, director or partner of such company or of a related party; and (v) any partnership of which such company is a partner.

     Sales at Net Asset Value. The Fund may sell shares at a purchase price equal to the net asset value of such shares, without a sales charge, to Trustees, officers, and employees of the Trust, the Fund, and the Advisor, and to employees and principals of related organizations and their families and certain parties related thereto, including clients and related accounts of the Advisor. In addition, the Fund may sell shares at a purchase price equal to the net asset value of such shares, without a sales charge, to investment advisors, financial planners and their clients who are charged a management, consulting or other fee for their services; and clients of such investment advisors or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment advisor or financial planner on the books and records of the broker or agent. The public offering price of shares of the Fund may also be reduced to net asset value per share in connection with the acquisition of the assets of or merger or consolidation with a personal holding company or a public or private investment company.

     Exchange Feature. Investors will have the privilege of exchanging shares of the Fund for shares of any other series of the Trust to be established by Advisor. An exchange is a taxable transaction and involves the simultaneous redemption of shares of one series and purchase of shares of another series at the respective closing net asset value next determined after a request for redemption has been received plus applicable sales charge. Each series of the Trust will have a different investment objective, which may be of interest to investors in each series. Shares of the Fund may be exchanged for shares of any other series of the Trust affiliated with the Advisor at the net asset value plus the percentage difference between that series' sales charge and any sales charge previously paid in connection with the shares being exchanged. For example, if a 2% sales charge was paid on shares that are exchanged into a series with a 3% sales charge, there would be an additional sales charge of 1% on the exchange. Exchanges may only be made by investors in states where shares of the other series are qualified for sale. An investor may direct the Fund to exchange his shares by writing to the Fund at its principal office. The request must be signed exactly as the investor's name appears on the account, and it must also provide the account number, number of shares to be exchanged, the name of the series to which the exchange will take place and a statement as to whether the exchange is a full or partial redemption of existing shares.

A pattern of frequent exchange transactions may be deemed by the Advisor to be an abusive practice that is not in the best interests of the shareholders of the Fund. Such a pattern may, at the discretion of the Advisor, be limited by the Fund's refusal to accept further purchase and/or exchange orders from an investor, after providing the investor with 60 days prior notice. The Advisor will consider all factors it deems relevant in determining whether a pattern of frequent purchases, redemptions and/or exchanges by a particular investor is abusive and not in the best interests of the Fund or its other shareholders.

A shareholder should consider the investment objectives and policies of any series into which the shareholder will be making an exchange, as described in the prospectus for that other series. The Board of Trustees of the Trust reserves the right to suspend or terminate, or amend the terms of, the exchange privilege upon 60 days written notice to the shareholders.

Automatic Investment Plan. The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($100 minimum), which will be automatically invested in shares at the public offering price on or about the 21st day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

Stock Certificates. Stock certificates will not be issued for your shares. Evidence of ownership will be given by issuance of periodic account statements which will show the number of shares owned.

                           HOW SHARES MAY BE REDEEMED

Shares of the Fund may be redeemed (the Fund will repurchase them from shareholders) by mail or telephone. Any redemption may be more or less than the purchase price of your shares depending on the market value of the Fund's portfolio securities. All redemption orders received in proper form, as indicated herein, by the Fund, whether by mail or telephone, prior to 4:00 p.m. New York time, Monday through Friday, except for business holidays, will redeem shares at the net asset value determined as of that time. Otherwise, your order will redeem shares as of such 4:00 p.m. time on the next business day. There is no charge for redemptions from the Fund, other than the charges for wiring redemption proceeds. You may also redeem your shares through a broker-dealer or other institution, who may charge you a fee for its services.

The Board of Trustees reserves the right to involuntarily redeem any account having a net asset value of less than $25,000 (due to redemptions, exchanges or transfers, and not due to market action) upon 30 days written notice. If the shareholder brings his account net asset value up to $25,000 or more during the notice period, the account will not be redeemed. Redemptions from retirement plans may be subject to tax withholding.

If you are uncertain of the requirements for redemption, please contact the Fund, at 1-800-430-3863, or write to the address shown below.

Your request should be addressed to The Chesapeake Aggressive Growth Fund, 107 North Washington Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365. Your request for redemption must include:

1) Your letter of instruction specifying the account number, and the number of shares or dollar amount to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;

2)   Any required signature guarantees (see "Signature Guarantees" below); and

3) Other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

Your redemption proceeds will be sent to you within seven days after receipt of your redemption request. However, the Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. Such delay (which may take up to 15 days from the date of purchase) may be reduced or avoided if the purchase is made by certified check or wire transfer. In all cases the net asset value next determined after the receipt of the request for redemption will be used in processing the redemption. The Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the New York Stock Exchange is closed, or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to fairly determine the value of its assets, and (iii) for such other periods as the Commission may permit.

The Fund offers shareholders the option of redeeming shares by telephone under certain limited conditions. The Fund will redeem shares when requested by the shareholder if, and only if, the shareholder confirms redemption instructions in writing.

The Fund may rely upon confirmation of redemption requests transmitted via facsimile (FAX# 919-972-1908). The confirmation instructions must include:

1)   Shareholder name and account number;

2)   Number of shares or dollar amount to be redeemed;

3)   Instructions for transmittal of redemption funds to the shareholder; and

4) Shareholder signature as it appears on the application then on file with the Fund.

The net asset value used in processing the redemption will be the net asset value next determined after the telephone request is received. Redemption proceeds will not be distributed until written confirmation of the redemption request is received, per the instructions above. You can choose to have redemption proceeds mailed to you at your address of record, your bank, or to any other authorized person, or you can have the proceeds sent by bank wire to your bank ($5,000 minimum). Shares of the Fund may not be redeemed by wire on days in which your bank is not open for business. You can change your redemption instructions anytime you wish by filing a letter including your new redemption instructions with the Fund. (See "Signature Guarantees" below.) The Fund reserves the right to restrict or cancel telephone and bank wire redemption privileges for shareholders, without notice, if the Fund believes it to be in the best interest of the shareholders to do so. During drastic economic and market changes, telephone redemption privileges may be difficult to implement.

The Fund in its discretion may choose to pass through to redeeming shareholders any charges imposed by the Custodian for wire redemptions. The Custodian currently charges the Fund $7.00 per transaction for wiring redemption proceeds. If this cost is passed through to redeeming shareholders by the Fund, the charge will be deducted automatically from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. If wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

You may redeem shares, subject to the procedures outlined above, by calling the Fund at 1-800-430-3863. Redemption proceeds will only be sent to the bank account or person named in your Fund Shares Application currently on file with the Fund. Telephone redemption privileges authorize the Fund to act on telephone instructions from any person representing himself or herself to be the investor and reasonably believed by the Fund to be genuine. The Fund will employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine, and, if it does not follow such procedures, the Fund will be liable for any losses due to fraudulent or unauthorized instructions. The Fund will not be liable for following telephone instructions reasonably believed to be genuine.

Systematic Withdrawal Plan. A shareholder who owns shares of the Fund valued at $50,000 or more at current net asset value may establish a Systematic Withdrawal Plan to receive a monthly or quarterly check in a stated amount not less than $100. Each month or quarter as specified, the Fund will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. Call or write the Fund for an application form. See the Statement of Additional Information for further details.

Signature Guarantees. To protect your account and the Fund from fraud, signature guarantees are required to be sure that you are the person who has authorized a change in registration, or standing instructions, for your account. Signature guarantees are required for (1) change of registration requests, (2) requests to establish or change exchange privileges or telephone redemption service other than through your initial account application, and (3) requests for redemptions in excess of $50,000. Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union (if authorized under state law), registered broker-dealer, securities exchange or association clearing agency, and must appear on the written request for redemption, establishment or change in exchange privileges, or change of registration.

                             MANAGEMENT OF THE FUND

Trustees and Officers. The Fund is a series of the Gardner Lewis Investment Trust (the "Trust"), a registered open-end management investment company organized as a Massachusetts business trust in 1992. The Board of Trustees of the Trust is responsible for the management of the business and affairs of the Trust. The Trustees and executive officers of the Trust and their principal occupations for the last five years are set forth in the Statement of Additional Information under "Management of the Fund - Trustees and Officers." The Board of Trustees of the Trust is primarily responsible for overseeing the conduct of the Trust's business. The Board of Trustees elects the officers of the Trust who are responsible for its and the Fund's day-to-day operations.

The Advisor. Subject to the authority of the Board of Trustees, Gardner Lewis Asset Management (the "Advisor") provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to an Investment Advisory Agreement (the "Advisory Agreement") with the Trust.

The Advisor is registered under the Investment Advisors Act of 1940. Registration of the Advisor does not involve any supervision of management or investment practices or policies by the Securities and Exchange Commission. The Advisor, established as a Delaware corporation in 1990 and converted to a Pennsylvania limited partnership in 1994, is controlled by W. Whitfield Gardner. The Advisor currently serves as investment advisor to approximately $3.5 billion in assets, providing investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts, and individuals. The Advisor's address is 285 Wilmington-West Chester Pike, Chadds Ford, Pennsylvania 19317.

Under the Advisory Agreement with the Fund, the Advisor receives a monthly management fee equal to an annual rate of 1.25% of the average daily net asset value of the Fund. Although the investment advisory fee is higher than that paid by most other investment companies, the Board of Trustees believes the fee to be comparable to advisory fees paid by many funds having similar objectives and policies. For the fiscal year ended August 31, 1996, the Advisor was paid investment advisory fees totaling $5,788,117 or 1.25% of the average daily net assets of the Fund.

The Advisor supervises and implements the investment activities of the Fund, including the making of specific decisions as to the purchase and sale of portfolio investments. Among the responsibilities of the Advisor under the Advisory Agreement is the selection of brokers and dealers through whom transactions in the Fund's portfolio investments will be effected. The Advisor attempts to obtain the best execution for all such transactions. If it is believed that more than one broker is able to provide the best execution, the Advisor will consider the receipt of quotations and other market services and of research, statistical and other data and the sale of shares of the Fund in selecting a broker. The Advisor may also utilize a brokerage firm affiliated with the Trust or the Advisor if it believes it can obtain the best execution of transactions from such broker. Research services obtained through Fund brokerage transactions may be used by the Advisor for its other clients and, conversely, the Fund may benefit from research services obtained through the brokerage transactions of the Advisor's other clients. For further information, see "Investment Objective and Policies Investment Transactions" in the Statement of Additional Information.

W. Whitfield Gardner and John L. Lewis, IV, principals of the Advisor and executive officers of the Trust, have been responsible for day-to-day management of the Fund's portfolio since its inception in 1993. They have been with the Advisor since its inception. Additional information about these gentlemen is set forth in the Statement of Additional Information under "Management of the Fund - Trustees and Officers."

The Administrator. The Trust has entered into an Administration Agreement with The Nottingham Company (the "Administrator"), 105 North Washington Street, Post Office Drawer 69, Rocky Mount, North Carolina 27802-0069. Subject to the authority of the Board of Trustees, the services the Administrator provides to the Fund include coordinating and monitoring any third parties furnishing services to the Fund; providing the necessary office space, equipment and personnel to perform administrative and clerical functions for the Fund; and preparing, filing and distributing proxy materials, periodic reports to shareholders, registration statements and other documents. The Administrator also performs certain accounting and pricing services for the Fund as pricing agent, including the daily calculation of the Fund's net asset value.

The Administrator was incorporated as a North Carolina corporation in 1988. With its predecessors and affiliates, the Administrator has been operating as a financial services firm since 1985. Frank P. Meadows III is the firm's Managing Director and controlling shareholder.

The Transfer Agent. NC Shareholder Services, LLC (the "Transfer Agent") serves as the Fund's transfer, dividend paying, and shareholder servicing agent. The Transfer Agent, subject to the authority of the Board of Trustees, provides transfer agency services pursuant to an agreement with the Administrator, which has been approved by the Trust. The Transfer Agent maintains the records of each shareholder's account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent, and performs other shareholder servicing functions. The Transfer Agent is compensated for its services by the Administrator and not directly by the Fund.

The Transfer Agent, whose address is 107 North Washington Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365, was established as a North Carolina limited liability company in 1997. John D. Marriott, Jr., is the firm's controlling member.

The Custodian. First Union National Bank of North Carolina (the "Custodian"), Two First Union Center, Charlotte, North Carolina 28288-1151, serves as Custodian of the Fund's assets. The Custodian acts as the depository for the Fund, safekeeps its portfolio securities, collects all income and other payments with respect to portfolio securities, disburses monies at the Fund's request and maintains records in connection with its duties.

Capital Investment Group, Inc. (the "Distributor"), a North Carolina corporation, is the principal distributor of the Fund's shares pursuant to a Distribution Agreement between the Fund and the Distributor. The Distributor receives commissions consisting of that portion of the sales charge remaining after the discounts which it allows to investment dealers. See "How Shares May Be Purchased - Sales Charges."

Other Expenses. The Fund is responsible for the payment of its expenses. These include, for example, the fees payable to the Advisor, or expenses otherwise incurred in connection with the management of the investment of the Fund's assets, the fees and expenses of the Custodian, the fees and expenses of the Administrator, the fees and expenses of Trustees, outside auditing and legal expenses, all taxes and corporate fees payable by the Fund, Securities and Exchange Commission fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to shareholders, costs of shareholder reports and shareholder meetings, and any extraordinary expenses. The Fund also pays for brokerage commissions and transfer taxes (if any) in connection with the purchase and sale of portfolio securities. Expenses attributable to a particular series of the Trust, including the Fund, will be charged to that series, and expenses not readily identifiable as belonging to a particular series will be allocated by or under procedures approved by the Board of Trustees among one or more series in such a manner as it deems fair and equitable.

                                OTHER INFORMATION

Description of Shares. The Trust was organized as a Massachusetts business trust on August 12, 1992, under a Declaration of Trust. The Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares and to create an unlimited number of series of shares. The Board of Trustees may also classify and reclassify any unissued shares into one or more classes of shares. The Trust currently has the number of authorized series of shares, including the Fund, and classes of shares, described in the Statement of Additional Information under "Description of the Trust." When issued, the shares of each series of the Trust, including the Fund, and each class of shares, will be fully paid, nonassessable and redeemable. The Trust does not intend to hold annual shareholder meetings; it may, however, hold special shareholder meetings for purposes such as changing fundamental policies or electing Trustees. The Board of Trustees shall promptly call a meeting for the purpose of electing or removing Trustees when requested in writing to do so by the record holders of at least 10% of the outstanding shares of the Trust. The term of office of each Trustee is of unlimited duration. The holders of at least two-thirds of the outstanding shares of the Trust may remove a Trustee from that position either by declaration in writing filed with the Custodian or by votes cast in person or by proxy at a meeting called for that purpose.

Shareholders of the Trust will vote in the aggregate and not by series (fund) or class, except where otherwise required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular series or class. Matters affecting an individual series, such as the Fund, include, but are not limited to, the investment objectives, policies and restrictions of that series. Shares have no subscription, preemptive or conversion rights. Share certificates will not be issued. Each share is entitled to one vote (and fractional shares are entitled to proportionate fractional votes) on all matters submitted for a vote, and shares have equal voting rights except that only shares of a particular series or class are entitled to vote on matters affecting only that series or class. Shares do not have cumulative voting rights. Therefore, the holders of more than 50% of the aggregate number of shares of all series of the Trust may elect all the Trustees.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. The Declaration of Trust, therefore, contains provisions which are intended to mitigate such liability. See "Description of the Trust" in the Statement of Additional Information for further information about the Trust and its shares.

Reporting to Shareholders. The Fund will send to its shareholders annual and semi-annual reports; the financial statements appearing in annual reports for the Fund will be audited by independent accountants. In addition, the Administrator, as transfer agent, will send to each shareholder having an account directly with the Fund a quarterly statement showing transactions in the account, the total number of shares owned and any dividends or distributions paid. Inquiries regarding the Fund may be directed in writing to 107 North Washington Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365 or by calling 1-800-430-3863.

Calculation of Performance Data. From time to time the Fund may advertise its average annual total return. The "average annual total return" refers to the average annual compounded rates of return over 1-, 5- and 10-year periods that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment. The calculation assumes the reinvestment of all dividends and distributions, includes all recurring fees that are charged to all shareholder accounts and deducts all nonrecurring charges at the end of each period. The calculation further assumes the maximum sales load is deducted from the initial payment. If the Fund has been operating less than 1, 5 or 10 years, the time period during which the Fund has been operating is substituted.

In addition, the Fund may advertise total return performance data other than average annual total return. Such data would show a percentage rate of return encompassing all elements of return (i.e. income and capital appreciation or depreciation), and would assume reinvestment of all dividends and capital gain distributions. Such other total return data may be shown for the same or different periods as those used for average annual total return. These data may consist of a cumulative percentage rate of return, actual year-by-year rates of return, or any combination thereof. A cumulative percentage rate of return would show the cumulative change in value of an investment in the Fund for various periods.

The total return of the Fund could be increased to the extent the Advisor may waive all or a portion of its fees or may reimburse all or a portion of the Fund's expenses. Total return figures are based on the historical performance of the Fund, show the performance of a hypothetical investment, and are not intended to indicate future performance. The Fund's quotations may from time to time be used in advertisements, sales literature, shareholder reports, or other communications. For further information, see "Additional Information on Performance" in the Statement of Additional Information.

--------------------------------------------------------------------------------


                                 THE CHESAPEAKE
                             AGGRESSIVE GROWTH FUND


--------------------------------------------------------------------------------



                                   PROSPECTUS

                                December 11, 1996
                         Supplemented September 3, 1997
                          Supplemented November 1, 1997

                      The Chesapeake Aggressive Growth Fund
                           107 North Washington Street
                              Post Office Box 4365
                     Rocky Mount, North Carolina 27803-0365
                                 1-800-430-3863

                               Investment Advisor
                         Gardner Lewis Asset Management
                        285 Wilmington-West Chester Pike
                         Chadds Ford, Pennsylvania 19317

                         Administrator & Fund Accountant
                             The Nottingham Company
                              Post Office Drawer 69
                     Rocky Mount, North Carolina 27802-0069

                      Dividend Disbursing & Transfer Agent
                       North Carolina Shareholder Services
                              Post Office Box 4365
                     Rocky Mount, North Carolina 27803-0365

                                    Custodian
                   First Union National Bank of North Carolina
                             Two First Union Center
                      Charlotte, North Carolina 28288-1151

                                   Distributor
                         Capital Investment Group, Inc.
                              Post Office Box 32249
                          Raleigh, North Carolina 27622

                              Independent Auditors
                              Deloitte & Touche LLP
                               2500 One PPG Place
                       Pittsburgh, Pennsylvania 15222-5401

PROSPECTUS                                                Cusip Number 36559B401
                                                             NASDAQ Symbol CHESX

--------------------------------------------------------------------------------


                           THE CHESAPEAKE GROWTH FUND
                              INSTITUTIONAL SHARES


--------------------------------------------------------------------------------

The investment objective of The Chesapeake Growth Fund (the "Fund") is to seek capital appreciation through investments in equity securities of medium and large capitalization companies, consisting primarily of common and preferred stocks and securities convertible into common stocks. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the investment policies described in this Prospectus. The Fund has a net asset value that will fluctuate in accordance with the value of its portfolio securities. An investor may invest, reinvest or redeem shares at any time.

Prior to November 1, 1997, The Chesapeake Growth Fund was known as The Chesapeake Fund. The Board of Trustees determined that renaming the Fund more accurately reflected the Investment Objectives and Policies outlined herein. This Prospectus relates to shares ("Institutional Shares") representing interests in the Fund. The Institutional Shares are designed to provide institutional clients with core growth investment management by Gardner Lewis Asset Management. The Institutional Shares are offered to institutional investors without any sales or redemption charges or shareholder servicing or distribution fees. See "Prospectus Summary - Offering Price."

                               INVESTMENT ADVISOR
                         Gardner Lewis Asset Management
                            Chadds Ford, Pennsylvania

The Fund is a diversified series of the Gardner Lewis Investment Trust (the "Trust"), a registered open-end management investment company. This Prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing. Investors should read this Prospectus and retain it for future reference. Additional information about the Fund has been filed with the Securities and Exchange Commission (the "SEC") and is available upon request and without charge. You may request the Statement of Additional
Information, which is incorporated in this Prospectus by reference, by writing the Fund at Post Office Box 4365, Rocky Mount, North Carolina 27803-0365, or by calling 1-800-430-3863. The SEC also maintains an Internet Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference, and other information regarding the Fund.


Investment in the Fund involves risks, including the possible loss of principal. Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, and such shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The date of this Prospectus and the Statement of Additional Information is June 30, 1997, supplemented November 1, 1997.

                                TABLE OF CONTENTS


PROSPECTUS SUMMARY........................................................2


FEE TABLE.................................................................3


FINANCIAL HIGHLIGHTS......................................................4


INVESTMENT OBJECTIVE AND POLICIES.........................................5


RISK FACTORS..............................................................7


INVESTMENT LIMITATIONS....................................................8


FEDERAL INCOME TAXES......................................................8


DIVIDENDS AND DISTRIBUTIONS...............................................9


HOW SHARES ARE VALUED.....................................................9


HOW SHARES MAY BE PURCHASED..............................................10


HOW SHARES MAY BE REDEEMED...............................................12


MANAGEMENT OF THE FUND...................................................13


OTHER INFORMATION........................................................15


This Prospectus is not an offering of the securities described herein in any state in which the offering is unauthorized. No sales representative, dealer or other person is authorized to give any information or make any representations other than those contained in this Prospectus.

The Fund reserves the right in its sole discretion to withdraw all or any part of the offering made by this Prospectus or to reject purchase orders. All orders to purchase shares are subject to acceptance by the Fund and are not binding until confirmed or accepted in writing.

                               PROSPECTUS SUMMARY

The Fund. The Chesapeake Growth Fund (the "Fund") is a diversified series of the Gardner Lewis Investment Trust (the "Trust"), a registered open-end management investment company organized as a Massachusetts business trust. This Prospectus relates to Institutional Shares of the Fund. See "Other Information - Description of Shares." Prior to November 1, 1997, The Chesapeake Growth Fund was known as The Chesapeake Fund. The Board of Trustees determined that renaming the Fund more accurately reflected the Investment Objectives and Policies outlined herein.

Offering Price. The Institutional Shares are offered to institutional investors at net asset value without a sales charge. The Institutional Shares are not subject to any 12b-1 distribution or shareholder service fees. The minimum initial investment is $1,000,000. The minimum subsequent investment is $5,000. See "How Shares May be Purchased."

Investment Objective and Special Risk Considerations. The investment objective of the Fund is to seek capital appreciation through investments in equity securities of medium and large capitalization companies, consisting primarily of common and preferred stocks and securities convertible into common stocks. Realization of current income is not a significant investment consideration, and any income realized will be incidental to the Fund's objective. See "Investment Objective and Policies." The Fund is not intended to be a complete investment program, and there can be no assurance that the Fund will achieve its investment objective. While the Fund will invest primarily in common stocks traded in U.S. securities markets, some of the Fund's investments may include foreign securities, illiquid securities, and securities purchased subject to a repurchase agreement or on a "when-issued" basis, which involve certain risks. The Fund's portfolio may also contain a significant amount of securities of medium capitalization companies, which may exhibit more volatility than securities of large capitalization companies. See "Risk Factors."

Manager. Subject to the general supervision of the Trust's Board of Trustees and in accordance with the Fund's investment policies, Gardner Lewis Asset Management of Chadds Ford, Pennsylvania (the "Advisor") manages the Fund's investments. The Advisor currently manages approximately $3.5 billion in assets. For its advisory services, the Advisor receives a monthly fee based on the Fund's daily net assets at the annual rate of 1.00%. See "Management of the Fund The Advisor."

Dividends. Income dividends, if any, are paid at least annually; capital gains, if any, are distributed at least annually or retained for reinvestment by the Fund. Dividends and capital gains distributions are automatically reinvested in additional shares of the same Class at net asset value unless the shareholder elects to receive cash. See "Dividends and Distributions."

Distributor. Capital Investment Group, Inc. (the "Distributor") serves as distributor of shares of the Fund. See "How Shares May Be Purchased - Distributor."

Redemption of Shares. There is no charge for redemptions, other than possible charges associated with wire transfers of redemption proceeds. Shares may be redeemed at any time at the net asset value next determined after receipt of a redemption request by the Fund. A shareholder who submits appropriate written authorization may redeem shares by telephone. See "How Shares May Be Redeemed."

                                    FEE TABLE

The following table sets forth certain information in connection with the expenses of the Institutional Shares of the Fund for the current fiscal year. The information is intended to assist the investor in understanding the various costs and expenses borne by the Institutional Shares of the Fund, and therefore indirectly by its investors, the payment of which will reduce an investor's return on an annual basis.

            Shareholder Transaction Expenses for Institutional Shares

Maximum sales load imposed on purchases
   (as a percentage of offering price).....................................None
Maximum sales load imposed on
   reinvested dividends....................................................None
Maximum deferred sales load................................................None
Redemption fees*...........................................................None
Exchange fee...............................................................None

* The Fund in its discretion may choose to pass through to redeeming shareholders any charges imposed by the Custodian for wiring redemption proceeds. The Custodian currently charges the Fund $7.00 per transaction for wiring redemption proceeds.

             Annual Fund Operating Expenses for Institutional Shares
                     (as a percentage of average net assets)

Investment advisory fees..................................................1.00%
12b-1 fees................................................................None
Other expenses............................................................0.23%
  Total operating expenses1...............................................1.23%

EXAMPLE: You would pay the following expenses on a $1,000 investment in Institutional Shares of the Funds, whether or not you redeem at the end of the period, assuming a 5% annual return:


   1 Year                3 Years              5 Years              10 Years
   ------                -------              -------              --------
     $13                   $39                  $68                  $149

THE FOREGOING SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

1 The "Total operating expenses" shown above are based upon actual total operating expenses incurred by the Institutional Shares of the Fund for the fiscal year ended February 28, 1997, including amounts of Fund expenses paid by a broker in connection with a brokerage/service arrangement with the Fund. After reflecting the Fund expenses paid by the broker in connection with such brokerage/service arrangement, the actual net operating expenses incurred by the Institutional Shares of the Fund for the fiscal year ended February 28, 1997, were 1.22% of average daily net assets of the Institutional Shares. There can be no assurance that the Fund's brokerage/service arrangement will continue in the future.

See "Management of the Fund" below for more information about the fees and costs of operating the Fund. The assumed 5% annual return in the example is required by the Securities and Exchange Commission. The hypothetical rate of return is not intended to be representative of past or future performance of the Fund; the actual rate of return for the Fund may be greater or less than 5%.

                              FINANCIAL HIGHLIGHTS

The shares of the Fund are divided into multiple Classes representing interests in the Fund. This Prospectus relates to Institutional Shares. See "Other Information - Description of Shares." The financial data included in the table below for the fiscal year ended February 28, 1997, has been audited by Deloitte & Touche LLP, independent auditors, whose report covering such period is included in the Statement of Additional Information. The financial data for the prior fiscal periods was audited by other independent auditors. This information should be read in conjunction with the Fund's latest audited financial statements and notes thereto, which are also included in the Statement of Additional Information, a copy of which may be obtained at no charge by calling the Fund. Further information about the performance of the Fund is contained in the Annual Report of the Fund, a copy of which may be obtained at no charge by calling the Fund.

                                                     Institutional Shares

                                       (For a Share Outstanding Throughout the Period)

                                                                              Year                 Year               Period
                                                                             Ended                Ended                Ended
                                                                           2/28/97              2/29/96           2/28/95(a)
Net Asset Value, Beginning of Period                                        $14.45               $11.31               $10.00
  Income (loss) from investment operations
    Net investment loss                                                     (0.13)               (0.05)               (0.04)
    Net realized and unrealized gain on investments                           1.94                 3.38                 1.35
                                                                              ----                 ----                 ----
         Total from investment operations                                     1.81                 3.33                 1.31
                                                                              ----                 ----                 ----
  Distributions to shareholders from
    Net realized gain from investment transactions                            0.00               (0.11)                 0.00
    Tax return of capital                                                     0.00               (0.08)                 0.00
                                                                              ----               ------                 ----
         Total distributions                                                  0.00               (0.19)                 0.00
                                                                              ----               ------                 ----
Net Asset Value, End of Period                                              $16.26               $14.45               $11.31
                                                                             =====                =====                =====
Total return                                                                12.53%               29.66%               13.12%
Ratios/supplemental data
  Net assets, end of period (000's)                                        $77,858              $80,252              $15,088
                                                                           =======              =======              =======
  Ratio of expenses to average net assets
    Before expense reimbursements                                            1.23%                1.65%                2.75%(b)
    After expense reimbursements                                             1.22%                1.49%                1.73%(b)
  Ratio of net investment loss to average net assets
    Before expense reimbursements                                          (0.85)%              (0.98)%              (1.80)%(b)
    After expense reimbursements                                           (0.84)%              (0.82)%              (0.78)%(b)
  Portfolio turnover rate                                                  126.44%               99.33%               64.92%

  Average commission rate paid                                              $0.06

(a) For the period from April 6, 1994 (commencement of operations) to February 28, 1995.

(b)  Annualized.

                        INVESTMENT OBJECTIVE AND POLICIES

Investment Objective. The investment objective of the Fund is to seek capital appreciation through investments in equity securities of medium and large capitalization companies, consisting primarily of common and preferred stocks and securities convertible into common stocks. Realization of current income will not be a significant investment consideration, and any such income realized should be considered incidental to the Fund's objective. The Fund's investment objective and fundamental investment limitations described herein may not be altered without the prior approval of a majority of the Fund's shareholders.

Investment Selection. The Fund's portfolio will include equity securities which the Advisor feels show superior prospects for growth. The Advisor will focus attention on proven medium and large capitalization companies which, in the view of the Advisor, exhibit internal changes such as a promising new product, new distribution strategy, new manufacturing technology, or new management team or management philosophy. Many of the portfolio companies will be responsible for technological breakthroughs and/or unique solutions to market needs. Investing in companies which are undergoing internal change, such as implementing new strategies or introducing new technologies, may involve greater than average risk due to their unproven nature. By focusing upon internal rather than external factors, the Fund will seek to minimize the risk associated with macro-economic forces such as changes in commodity prices, currency exchange rates and interest rates.

In selecting portfolio companies, the Advisor uses analysis which includes the growth rate in earnings, financial performance, management strengths and weaknesses, and current market valuation in relation to earnings growth as well as historic and comparable company valuations. The Advisor also analyzes the level and nature of the company's debt, cash flow, working capital and the quality of the company's assets. Typically companies included in the Fund's portfolio will show strong earnings growth versus the previous year's comparable period. Companies that the Advisor determines have excessive levels of debt are generally avoided.

By developing and maintaining contacts with management, customers, competitors and suppliers of current and potential portfolio companies, the Advisor attempts to invest in those companies undergoing positive changes that have not yet been recognized by "Wall Street" analysts and the financial press. Lack of recognition of these changes often causes securities to be less efficiently priced. The Advisor believes these companies offer unique and potentially superior investment opportunities. The Advisor favors portfolio companies whose price when purchased is between 8 and 19 times projected earnings for the coming year.

While portfolio securities are generally acquired for the long term, they may be sold under any of the following circumstances:

a) the anticipated price appreciation has been achieved or is no longer probable;

b) the company's fundamentals appear, in the analysis of the Advisor, to be deteriorating;

c) general market expectations regarding the company's future performance exceed those expectations held by the Advisor;

d) alternative investments offer, in the view of the Advisor, superior potential for appreciation.

The equity securities in which the Fund may invest include common stock, convertible preferred stock, straight preferred stock, participating and non-participating preferred stock, and investment grade convertible bonds. All securities will be traded on domestic and foreign securities exchanges or on the over-the-counter markets. Up to 10% of the Fund's total assets may consist of foreign securities and sponsored ADRs.

Under normal conditions, at least 90% of the Fund's total assets will be invested in equity securities. As a temporary defensive measure, however, when the Advisor determines that market conditions so warrant, the Fund may invest up to 100% of the Fund's total assets in investment grade bonds, U.S. Government Securities, repurchase agreements, or money market instruments. When the Fund invests its assets in investment grade bonds, U.S. Government Securities or money market instruments as a temporary defensive measure, it is not pursuing its stated investment objective. Under normal circumstances, however, the Fund will also hold money market or repurchase agreement instruments for funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities, to allow for shareholder redemptions, and to provide for Fund operating expenses.

U.S. Government Securities. The Fund may invest a portion of the portfolio in U.S. Government Securities, defined to be U.S. Government obligations such as U.S. Treasury notes, U.S. Treasury bonds, and U.S. Treasury bills, obligations guaranteed by the U.S. Government such as Government National Mortgage Association ("GNMA") as well as obligations of U.S. Government authorities, agencies and instrumentalities such as Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Home Administration ("FHA"), Federal Farm Credit Bank ("FFCB"), Federal Home Loan
Bank ("FHLB"), Student Loan Marketing Association ("SLMA"), and The Tennessee Valley Authority. U.S. Government Securities may be acquired subject to repurchase agreements. While obligations of some U.S. Government sponsored entities are supported by the full faith and credit of the U.S. Government (e.g.
GNMA), several are supported by the right of the issuer to borrow from the U.S. Government (e.g. FNMA, FHLMC), and still others are supported only by the credit of the issuer itself (e.g. SLMA, FFCB). No assurances can be given that the U.S. Government will provide financial support to U.S. Government agencies or instrumentalities in the future, other than as set forth above, since it is not obligated to do so by law. The guarantee of the U.S. Government does not extend to the yield or value of the Fund's shares.

Money Market Instruments. Money market instruments may be purchased for temporary defensive purposes, to accumulate cash for anticipated purchases of portfolio securities and to provide for shareholder redemptions and operating expenses of the Fund. Money market instruments mature in thirteen months or less from the date of purchase and may include U.S. Government Securities, corporate debt securities (including those subject to repurchase agreements), bankers acceptances and certificates of deposit of domestic branches of U.S. banks, and commercial paper (including variable amount demand master notes) rated in one of the two highest rating categories by any of the nationally recognized statistical rating organizations or if not rated, of equivalent quality in the Advisor's opinion. The Advisor may, when it believes that unusually volatile or unstable economic and market conditions exist, depart from the Fund's investment approach and assume temporarily a defensive portfolio posture, increasing the Fund's percentage investment in money market instruments, even to the extent that 100% of the Fund's total assets may be so invested.

Repurchase Agreements. The Fund may acquire U.S. Government Securities or corporate debt securities subject to repurchase agreements. A repurchase agreement transaction occurs when the Fund acquires a security and simultaneously resells it to the vendor (normally a member bank of the Federal Reserve or a registered Government Securities dealer) for delivery on an agreed upon future date. The repurchase price exceeds the purchase price by an amount that reflects an agreed upon market interest rate earned by the Fund effective for the period of time during which the repurchase agreement is in effect. Delivery pursuant to the resale typically will occur within one to seven days of the purchase. The Fund will not enter into any repurchase agreement that will cause more than 10% of its net assets to be invested in repurchase agreements that extend beyond seven days. In the event of the bankruptcy of the other party to a repurchase agreement, the Fund could experience delays in recovering its cash or the securities lent. To the extent that in the interim the value of the securities purchased may have declined, the Fund could experience a loss. Repurchase agreements are, in effect, loans of Fund assets. The Fund will not engage in reverse repurchase transactions, which are considered to be borrowings under the 1940 Act.

Foreign Securities. The Fund may invest up to 10% of its total assets in foreign securities and sponsored ADRs. The same factors would be considered in selecting foreign securities as with domestic securities. Foreign securities investment presents special consideration not typically associated with investment in domestic securities. Foreign taxes may reduce income. Currency exchange rates and regulations may cause fluctuations in the value of foreign securities. Foreign securities are subject to different regulatory environments than in the United States and, compared to the United States, there may be a lack of uniform accounting, auditing and financial reporting standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers. Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial, or social instability, or adverse diplomatic developments. There may be difficulties in obtaining service of process on foreign issuers and difficulties in enforcing judgments with respect to claims under the U.S. securities laws against such issuers. Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values. The U.S. Government has, in the past, discouraged certain foreign investments by U.S. investors through taxation or other restrictions and it is possible that such restrictions could be imposed again.

Because of the inherent risk of foreign securities over domestic issues, the Fund will generally limit foreign investments to those traded domestically as sponsored American Depository Receipts ("ADRs"). ADRs are receipts issued by a U.S. bank or trust company evidencing ownership of securities of a foreign issuer. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. The prices of ADRs are denominated in U.S. dollars while the underlying security may be denominated in a foreign currency. To the extent the Fund invests in other foreign securities, it will generally limit such investments to foreign securities traded on foreign securities exchanges.

Investment Companies. In order to achieve its investment objective, the Fund may invest up to 10% of the value of its total assets in securities of other investment companies whose investment objectives are consistent with the Fund's investment objective. The Fund will not acquire securities of any one investment company if, immediately thereafter, the Fund would own more than 3% of such company's total outstanding voting securities, securities issued by such company would have an aggregate value in excess of 5% of the Fund's total assets, or securities issued by such company and securities held by the Fund issued by other investment companies would have an aggregate value in excess of 10% of the Fund's total assets. To the extent the Fund invests in other investment companies, the shareholders of the Fund would indirectly pay a portion of the operating costs of the underlying investment companies. These costs include management, brokerage, shareholder servicing and other operational expenses. Shareholders of the Fund would then indirectly pay higher operational costs than if they owned shares of the underlying investment companies directly.

Real Estate Securities. The Fund will not invest in real estate or real estate mortgage loans (including limited partnership interests), but may invest in readily marketable securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein. The Fund may also invest in readily marketable interests in real estate investment trusts ("REITs"). REITs are generally publicly traded on the national stock exchanges and in the over-the-counter market and have varying degrees of liquidity. Although the Fund is not limited in the amount of these types of real estate securities it may acquire, it is not presently expected that within the next 12 months the Fund will have in excess of 5% of its total assets in real estate securities.

                                  RISK FACTORS

Investment Policies and Techniques. Reference should be made to "Investment Objective and Policies" above for a description of special risks presented by the investment policies of the Fund and the specific securities and investment techniques that may be employed by the Fund, including the risks associated with repurchase agreements and foreign securities. A more complete discussion of certain of these securities and investment techniques and their associated risks is contained in the Statement of Additional Information.

Fluctuations in Value. To the extent that the major portion of the Fund's portfolio consists of common stocks, it may be expected that its net asset value will be subject to greater fluctuation than a portfolio containing mostly fixed income securities. Given that a significant portion of the Fund's assets may be invested in equity securities of medium capitalization companies, that portion of the Fund's portfolio may exhibit more volatility than the portion of the Fund's portfolio invested in large capitalization companies. Because there is risk in any investment, there can be no assurance that the Fund will achieve its investment objective.

Portfolio Turnover. The Fund sells portfolio securities in order to take advantage of new investment opportunities. The Fund's portfolio turnover rate for its fiscal years ended February 28, 1997, and February 29, 1996, was 126.44% and 99.33%, respectively. This is indicative of the expected turnover rate of the Fund. Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover may also have capital gains tax consequences.

Illiquid Investments. The Fund may invest up to 10% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price at which they are valued. Under the supervision of the Board of Trustees, the Advisor determines the liquidity of the Fund's investments. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid securities before maturity may be time consuming and expensive, and it may be difficult or impossible for the Fund to sell illiquid investments promptly at an acceptable price. The Fund will not invest in restricted securities, which cannot be sold to the public without registration under the federal securities laws. Unless registered for sale, restricted securities can only be sold in privately negotiated transactions or pursuant to an exemption from registration.

Forward Commitments and When-Issued Securities. The Fund may purchase when-issued securities and commit to purchase securities for a fixed price at a future date beyond customary settlement time. The Fund is required to hold and maintain in a segregated account until the settlement date, cash, U.S. Government Securities or high-grade debt obligations in an amount sufficient to meet the purchase price. Purchasing securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. In addition, no income accrues to the purchaser of when-issued securities during the period prior to issuance. Although the Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, the Fund may dispose of a when-issued security or forward commitment prior to settlement if the Advisor deems it appropriate to do so. The Fund may realize short-term gains or losses upon such sales.

                             INVESTMENT LIMITATIONS

To limit the Fund's exposure to risk, the Fund has adopted certain fundamental investment limitations. Some of these restrictions are that the Fund will not:
(1) issue senior securities, borrow money or pledge its assets; (2) make loans of money or securities, except that the Fund may invest in repurchase agreements (but repurchase agreements having a maturity of longer than seven days, together with other illiquid securities, are limited to 10% of the Fund's net assets);
(3) invest in securities of issuers which have a record of less than three years' continuous operation (including predecessors and, in the case of bonds, guarantors), if more than 5% of its total assets would be invested in such securities; (4) write, purchase or sell puts, calls, warrants or combinations thereof, or purchase or sell commodities, commodities contracts, futures contracts or related options, or invest in oil, gas or mineral leases or exploration programs, or real estate; (5) invest more than 5% of the value of its total assets in the securities of any one issuer nor hold more than 10% of the voting stock of any issuer; (6) invest in restricted securities; (7) invest more than 10% of the Fund's total assets in foreign securities, including sponsored ADRs; and (8) invest more than 25% of the Fund's total assets in the securities of issuers in any one industry. See "Investment Limitations" in the Fund's Statement of Additional Information for a complete list of investment limitations.

If the Board of Trustees of the Trust determines that the Fund's investment objective can best be achieved by a substantive change in a non-fundamental investment limitation, the Board can make such change without shareholder approval and will disclose any such material changes in the then current Prospectus. Any limitation that is not specified in the Fund's Prospectus, or in the Statement of Additional Information, as being fundamental, is non-fundamental. If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of the Fund's portfolio securities will not constitute a violation of such limitation.

                              FEDERAL INCOME TAXES

Taxation  of the Fund.  The  Internal  Revenue  Code of 1986,  as  amended  (the
"Code"), treats each series in the Trust, including the Fund, as a separate regulated investment company. Each series of the Trust, including the Fund, intends to qualify or remain qualified as a regulated investment company under the Code by distributing substantially all of its "net investment income" to shareholders and meeting other requirements of the Code. For the purpose of calculating dividends, net investment income consists of income accrued on portfolio assets, less accrued expenses. Upon qualification, the Fund will not be liable for federal income taxes to the extent earnings are distributed. The Board of Trustees retains the right for any series of the Trust, including the Fund, to determine for any particular year if it is advantageous not to qualify as a regulated investment company. Regulated investment companies, such as each series of the Trust, including the Fund, are subject to a non-deductible 4% excise tax to the extent they do not distribute the statutorily required amount of investment income, determined on a calendar-year basis, and capital gain net income, using an October 31 year-end measuring period. The Fund intends to declare or distribute dividends during the calendar year in an amount sufficient to prevent imposition of the 4% excise tax.

Taxation of Shareholders. For federal income tax purposes, any dividends and distributions from short-term capital gains that a shareholder receives in cash from the Fund or which are re-invested in additional shares will be taxable ordinary income. If a shareholder is not required to pay a tax on income, he will not be required to pay federal income taxes on the amounts distributed to him. A dividend declared in October, November or December of a year and paid in January of the following year will be considered to be paid on December 31 of the year of declaration.

Distributions paid by the Fund from long-term capital gains, whether received in cash or reinvested in additional shares, are taxable as long-term capital gains, regardless of the length of time an investor has owned shares in the Fund. Capital gain distributions are made when the Fund realizes net capital gains on sales of portfolio securities during the year. Dividends and capital gain distributions paid by the Fund shortly after shares have been purchased, although in effect a return of investment, are subject to federal income taxation.

The sale of shares of the Fund is a taxable event and may result in a capital gain or loss. Capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two series of a mutual fund).

The Trust will inform shareholders of the Fund of the source of their dividends and capital gains distributions at the time they are paid and, promptly after the close of each calendar year, will issue an information return to advise shareholders of the federal tax status of such distributions and dividends. Dividends and distributions may also be subject to state and local taxes. Shareholders should consult their tax advisors regarding specific questions as to federal, state or local taxes.

Federal income tax law requires investors to certify that the social security number or taxpayer identification number provided to the Fund is correct and that the investor is not subject to 31% withholding for previous under-reporting to the Internal Revenue Service (the "IRS"). Investors will be asked to make the appropriate certification on their application to purchase shares. If a shareholder of the Fund has not complied with the applicable statutory and IRS requirements, the Fund is generally required by federal law to withhold and remit to the IRS 31% of reportable payments (which may include dividends and redemption amounts).

                           DIVIDENDS AND DISTRIBUTIONS

The Fund intends to distribute substantially all of its net investment income, if any, in the form of dividends and distribute capital gains, if any, at least once each year. The Fund may, however, determine either to distribute or to retain all or part of any long-term capital gains in any year for reinvestment.

Unless a shareholder elects to receive cash, dividends and capital gains will be automatically reinvested in additional full and fractional shares of the same Class of the Fund at the net asset value per share next determined. Reinvested dividends and capital gains are exempt from any sales load. Shareholders wishing to receive their dividends or capital gains in cash may make their request in writing to the Fund at 107 North Washington Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365. That request must be received by the Fund prior to the record date to be effective as to the next dividend. If cash payment is requested, checks will be mailed within five business days after the distribution of the dividends or capital gains, as applicable. Each shareholder of the Fund will receive a quarterly summary of his or her account, including information as to reinvested dividends from the Fund. Tax consequences to shareholders of dividends and distributions are the same if received in cash or in additional shares of the Fund.

In order to satisfy certain requirements of the Code, the Fund may declare special year-end dividend and capital gains distributions during December. Such distributions, if received by shareholders by January 31, are deemed to have been paid by the Fund and received by shareholders on December 31 of the prior year.

There is no fixed dividend rate, and there can be no assurance as to the payment of any dividends or the realization of any gains. The Fund's net investment income available for distribution to holders of Institutional Shares will be reduced by the amount of any expenses allocated to the Institutional Shares.


                              HOW SHARES ARE VALUED

Net asset value for each Class of Shares of the Fund is determined at 4:00 p.m., New York time, Monday through Friday, except on business holidays when the New York Stock Exchange is closed. The net asset value of the shares of the Fund for purposes of pricing sales and redemptions is equal to the total market value of its investments and other assets, less all of its liabilities, divided by the number of its outstanding shares. Net asset value is determined separately for each Class of Shares of the Fund and reflects any liabilities allocated to a particular Class as well as the general liabilities of the Fund.

Securities that are listed on a securities exchange are valued at the last quoted sales price at the time the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded by the Fund. Securities that are listed on an exchange and which are not traded on the valuation date are valued at the mean of the bid and asked prices. Unlisted securities for which market quotations are readily available are valued at the latest quoted sales price, if available, at the time of valuation, otherwise, at the latest quoted bid price. Temporary cash investments with maturities of 60 days or less will be valued at amortized cost, which approximates market value. Securities for which no current quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Trustees of the Trust. Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

                           HOW SHARES MAY BE PURCHASED

Assistance in opening accounts and a purchase application may be obtained from the Fund by calling 1-800-430-3863, or by writing to the Fund at the address shown below for purchases by mail. Assistance is also available through any broker-dealer authorized to sell shares in the Fund. Payment for shares purchased may also be made through your account at the broker-dealer processing your application and order to purchase. Your investment will purchase shares at the Fund's net asset value next determined after your order is received by the Fund in proper form as indicated herein.

The minimum initial investment is $1,000,000. The minimum subsequent investment is $5,000. The Fund may, in the Advisor's sole discretion, accept certain accounts with less than the stated minimum initial investment. You may invest in the following ways:

Purchases by Mail. Shares may be purchased initially by completing the application accompanying this Prospectus and mailing it, together with a check payable to the Fund, to The Chesapeake Growth Fund, Institutional Shares, 107 North Washington Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365. Subsequent investments in an existing account in the Fund may be made at any time by sending a check payable to the Fund, to the address stated above. Please enclose the stub of your account statement and include the amount of the investment, the name of the account for which the investment is to be made and the account number. Please remember to add a reference to "Institutional Shares" to your check to ensure proper credit to your account.

Purchases by Wire. To purchase shares by wiring federal funds, the Fund must first be notified by calling 1-800-430-3863 to request an account number and furnish the Fund with your tax identification number. Following notification to the Fund, federal funds and registration instructions should be wired through the Federal Reserve System to:

                 First Union National Bank of North Carolina
                 Charlotte, North Carolina
                 ABA # 053000219
                 For The Chesapeake Growth Fund
                   Institutional Shares
                   Acct #2000000862068
                 For further credit to (shareholder's name and SS# or EIN#)

It is important that the wire contain all the information and that the Fund receive prior telephone notification to ensure proper credit. A completed application with signature(s) of registrant(s) must be mailed to the Fund immediately after the initial wire as described under "Purchases by Mail" above. Investors should be aware that some banks may impose a wire service fee.

General. All purchases of shares are subject to acceptance and are not binding until accepted. The Fund reserves the right to reject any application or investment. Orders become effective, and shares are purchased at, the next determined net asset value per share after an investment has been received by the Fund, which is as of 4:00 p.m., New York time, Monday through Friday, exclusive of business holidays. Orders received by the Fund and effective prior to such 4:00 p.m. time will purchase shares at the net asset value determined at that time. Otherwise, your order will purchase shares as of such 4:00 p.m. time on the next business day. For orders placed through a qualified broker-dealer, such firm is responsible for promptly transmitting purchase orders to the Fund. Investors may be charged a fee if they effect transactions in the Fund shares through a broker or agent.

If checks are returned unpaid due to nonsufficient funds, stop payment or other reasons, the Trust will charge $20. To recover any such loss or charge, the Trust reserves the right, without further notice, to redeem shares of any fund of the Trust already owned by any purchaser whose order is cancelled, and such a purchaser may be prohibited from placing further orders unless investments are accompanied by full payment by wire or cashier's check.

Payment must be made by check or money order drawn on a U.S. bank and payable in U.S. dollars. Under certain circumstances the Fund, at its sole discretion, may allow payment in kind for Fund shares purchased by accepting securities in lieu of cash. Any securities so accepted would be valued on the date received and included in the calculation of the net asset value of the Fund. See the Statement of Additional Information for additional information on purchases in kind.


The Fund is required by federal law to withhold and remit to the IRS 31% of the dividends, capital gains distributions and, in certain cases, proceeds of redemptions paid to any shareholder who fails to furnish the Fund with a correct taxpayer identification number, who under-reports dividend or interest income or who fails to provide certification of tax identification number. Instructions to exchange or transfer shares held in established accounts will be refused until the certification has been provided. In order to avoid this withholding requirement, you must certify on your application, or on a separate W-9 Form supplied by the Fund, that your taxpayer identification number is correct and that you are not currently subject to backup withholding or you are exempt from backup withholding.

Distributor. Capital Investment Group, Inc., Post Office Box 32249, Raleigh, North Carolina 27622 (the "Distributor"), is the national distributor for the Fund under a Distribution Agreement with the Trust. The Distributor may sell Fund shares to or through qualified securities dealers or others.

The Distributor, at its expense, may provide additional compensation to dealers in connection with sales of shares of the Fund. Compensation may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding the Fund, and/or other dealer-sponsored special events. In some instances, this compensation may be made available only to certain dealers whose representatives have sold or are expected to sell a significant amount of such shares. Compensation may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Dealers may not use sales of the Fund shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc. None of the aforementioned compensation is paid for by the Fund or its shareholders.

Exchange Feature. Investors will have the privilege of exchanging shares of the Fund for shares of any other series of the Trust established by Advisor. An exchange involves the simultaneous redemption of shares of one series and purchase of shares of another series at the respective closing net asset value next determined after a request for redemption has been received plus applicable sales charge, and is a taxable transaction. Each series of the Trust will have a different investment objective, which may be of interest to investors in each series. Shares of the Fund may be exchanged for shares of any other series of the Trust affiliated with the Advisor at the net asset value plus the percentage difference between that series' sales charge and any sales charge previously paid in connection with the shares being exchanged. For example, if a 2% sales charge was paid on shares that are exchanged into a series with a 3% sales charge, there would be an additional sales charge of 1% on the exchange. Exchanges may only be made by investors in states where shares of the other series are qualified for sale. An investor may direct the Fund to exchange his shares by writing to the Fund at its principal office. The request must be signed exactly as the investor's name appears on the account, and it must also provide the account number, number of shares to be exchanged, the name of the series to which the exchange will take place and a statement as to whether the exchange is a full or partial redemption of existing shares. Notwithstanding the foregoing, exchanges of shares may only be within the same class or type of class of shares involved. For example, Investor Shares may not be exchanged for Institutional or Super-Institutional Shares, and Investor Shares may not be exchanged among the various Classes of Investor Shares (i.e., Series C Shares may not be exchanged for Series A or Series D Shares and Series D Shares may not be exchanged for Series A Shares). Notwithstanding the foregoing, unless otherwise determined by the Fund, an investor may not exchange shares of the Fund for shares of The Chesapeake Aggressive Growth Fund, another series of the Trust affiliated with the Advisor, unless such investor has an existing account with such Fund.

A pattern of frequent exchange transactions may be deemed by the Advisor to be an abusive practice that is not in the best interests of the shareholders of the Fund. Such a pattern may, at the discretion of the Advisor, be limited by the Fund's refusal to accept further purchase and/or exchange orders from an investor, after providing the investor with 60 days prior notice. The Advisor will consider all factors it deems relevant in determining whether a pattern of frequent purchases, redemptions and/or exchanges by a particular investor is abusive and not in the best interests of the Fund or its other shareholders.

A shareholder should consider the investment objectives and policies of any series into which the shareholder will be making an exchange, as described in the prospectus for that other series. The Board of Trustees of the Trust reserves the right to suspend or terminate, or amend the terms of, the exchange privilege upon 60 days written notice to the shareholders.

Automatic Investment Plan. The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Fund will automatically charge the checking account for the amount specified ($100 minimum), which will be automatically invested in shares at the public offering price on or about the 21st day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Fund.

Stock Certificates. Stock certificates will not be issued for your shares. Evidence of ownership will be given by issuance of periodic account statements that will show the number of shares owned.

                           HOW SHARES MAY BE REDEEMED

Shares of the Fund may be redeemed (the Fund will repurchase them from shareholders) by mail or telephone. Any redemption may be more or less than the purchase price of your shares depending on the market value of the Fund's portfolio securities. All redemption orders received in proper form, as indicated herein, by the Fund, whether by mail or telephone, prior to 4:00 p.m. New York time, Monday through Friday, except for business holidays, will redeem shares at the net asset value determined at that time. Otherwise, your order will redeem shares as of such 4:00 p.m. time on the next business day. There is no charge for redemptions from the Fund other than possible charges for wiring redemption proceeds. You may also redeem your shares through a broker-dealer or other institution, who may charge you a fee for its services.

The Board of Trustees reserves the right to involuntarily redeem any account having a net asset value of less than $1,000,000 (due to redemptions, exchanges or transfers, and not due to market action) upon 30 days written notice. If the shareholder brings his account net asset value up to $1,000,000 or more during the notice period, the account will not be redeemed. Redemptions from retirement plans may be subject to tax withholding.

If you are uncertain of the requirements for redemption, please contact the Fund, at 1-800-430-3863, or write to the address shown below.

Regular Mail Redemptions. Your request should be addressed to The Chesapeake Growth Fund, Institutional Shares, 107 North Washington Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365. Your request for redemption must include:

1) Your letter of instruction specifying the account number, and the number of shares or dollar amount to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;

2)   Any required signature guarantees (see "Signature Guarantees" below); and

3) Other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

Your redemption proceeds will be sent to you within seven days after receipt of your redemption request. However, the Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. Such delay (which may take up to 15 days from the date of purchase) may be reduced or avoided if the purchase is made by certified check or wire transfer. In all cases the net asset value next determined after the receipt of the request for redemption will be used in processing the redemption. The Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the New York Stock Exchange is closed, or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to fairly determine the value of its assets, and (iii) for such other periods as the Commission may permit.

Telephone and Bank Wire Redemptions. The Fund offers shareholders the option of redeeming shares by telephone under certain limited conditions. The Fund will redeem shares when requested by the shareholder if, and only if, the shareholder confirms redemption instructions in writing.

The Fund may rely upon confirmation of redemption requests transmitted via facsimile (FAX# 919-972-1908). The confirmation instructions must include:

1)   Shareholder name and account number;

2)   Number of shares or dollar amount to be redeemed;

3) Instructions for transmittal of redemption funds to the shareholder; and 4) Shareholder signature as it appears on the application then on file with the Fund.

The net asset value used in processing the redemption will be the net asset value next determined after the telephone request is received. Redemption proceeds will not be distributed until written confirmation of the redemption request is received, per the instructions above. Shareholders can choose to have redemption proceeds mailed to them at their address of record, their bank, or to any other authorized person, or they can have the proceeds sent by bank wire to their bank ($5,000 minimum). Shares of the Fund may not be redeemed by wire on days on which the bank is not open for business. Shareholders can change redemption instructions anytime by filing a letter including new redemption instructions with the Fund. (See "Signature Guarantees" below.) The Fund reserves the right to restrict or cancel telephone and bank wire redemption privileges for shareholders, without notice, if the Fund believes it to be in the best interest of the shareholders to do so. During drastic economic and market changes, telephone redemption privileges may be difficult to implement.

The Fund in its discretion may choose to pass through to redeeming shareholders any charges by the Custodian for wire redemptions. The Custodian currently charges $7.00 per transaction for wiring redemption proceeds. If this cost is passed through to redeeming shareholders by the Fund, the charge will be deducted automatically from the shareholder's account by redemption of shares in the account. The shareholder's bank or brokerage firm may also impose a charge for processing the wire. If wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

Shareholders may redeem shares, subject to the procedures outlined above, by calling the Fund at 1-800-430-3863. Redemption proceeds will only be sent to the bank account or person named in the Fund Shares Application currently on file with the Fund. Telephone redemption privileges authorize the Fund to act on telephone instructions from any person representing himself or herself to be the investor and reasonably believed by the Fund to be genuine. The Fund will employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine, and, if it does not follow such procedures, the Fund will be liable for any losses due to fraudulent or unauthorized instructions. The Fund will not be liable for following telephone instructions reasonably believed to be genuine.

Systematic Withdrawal Plan. A shareholder who owns shares of the Fund valued at $1,000,000 or more at current net asset value may establish a Systematic Withdrawal Plan to receive a monthly or quarterly check in a stated amount not less than $100. Each month or quarter as specified, the Fund will automatically redeem sufficient shares from the account to meet the specified withdrawal amount. Call or write the Fund for an application form. See the Statement of Additional Information for further details.

Signature Guarantees. To protect an account and the Fund from fraud, signature guarantees are required to authorize a change in registration, or standing instructions, for your account. Signature guarantees are required for (1) change of registration requests, (2) requests to establish or change exchange privileges or telephone redemption service other than through the initial account application, and (3) requests for redemptions in excess of $50,000. Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union (if authorized under state law), registered broker-dealer, securities exchange or association clearing agency, and must appear on the written request for redemption, establishment or change in exchange privileges, or change of registration.

                             MANAGEMENT OF THE FUND

Trustees and Officers. The Fund is a diversified series of the Gardner Lewis Investment Trust (the "Trust"), a registered open-end management investment company organized as a Massachusetts business trust. The Board of Trustees of the Trust is responsible for the management of the business and affairs of the Trust. The Trustees and executive officers of the Trust and their principal occupations for the last five years are set forth in the Statement of Additional Information under "Management of the Fund - Trustees and Officers." The Board of Trustees of the Trust is primarily responsible for overseeing the conduct of the Trust's business. The Board of Trustees elects the officers of the Trust who are responsible for its and the Fund's day-to-day operations.

The Advisor. Subject to the authority of the Board of Trustees, Gardner Lewis Asset Management (the "Advisor") provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to an Investment Advisory Agreement (the "Advisory Agreement") with the Trust.

The Advisor is registered under the Investment Advisors Act of 1940. Registration of the Advisor does not involve any supervision of management or investment practices or policies by the Securities and Exchange Commission. The Advisor, established as a Delaware corporation in 1990 and converted to a Pennsylvania limited partnership in 1994, is controlled by W. Whitfield Gardner. The Advisor currently serves as investment advisor to approximately $3.5 billion in assets. The Advisor has been rendering investment counsel, utilizing investment strategies substantially similar to that of the Fund, to individuals, banks and thrift institutions, pension and profit sharing plans, trusts, estates, charitable organizations and corporations since its formation. The Advisor's address is 285 Wilmington-West Chester Pike, Chadds Ford, Pennsylvania 19317.

Under the Advisory Agreement with the Fund, the Advisor receives a monthly management fee equal to an annual rate of 1.00% of the average daily net asset value of the Fund. For the fiscal year ended February 28, 1997, the Advisor was paid investment advisory fees of $1,940,587.

The Advisor supervises and implements the investment activities of the Fund, including making specific decisions as to the purchase and sale of portfolio investments. Among the responsibilities of the Advisor under the Advisory Agreement is the selection of brokers and dealers through whom transactions in the Fund's portfolio investments will be effected. The Advisor attempts to obtain the best execution for all such transactions. If it is believed that more than one broker is able to provide the best execution, the Advisor will consider the receipt of quotations and other market services and of research, statistical and other data and the sale of shares of the Fund in selecting a broker. The Fund may also enter into brokerage/service arrangements pursuant to which selected brokers executing portfolio transactions for the Fund may pay a portion of the Fund's operating expenses. The Advisor may also utilize a brokerage firm affiliated with the Trust or the Advisor if it believes it can obtain the best execution of transactions from such broker. Research services obtained through Fund brokerage transactions may be used by the Advisor for its other clients and, conversely, the Fund may benefit from research services obtained through the brokerage transactions of the Advisor's other clients. For further information, see "Investment Objective and Policies - Investment Transactions" in the Statement of Additional Information.

W. Whitfield Gardner and John L. Lewis, IV, principals of the Advisor and executive officers of the Trust, have been responsible for day-to-day management of the Fund's portfolio since its inception in 1994. They have been with the Advisor since its inception. Additional information about these gentlemen is set forth in the Statement of Additional Information under "Management of the Fund - Trustees and Officers."

The Administrator. The Trust has entered into an Administration Agreement with The Nottingham Company (the "Administrator"), 105 North Washington Street, Post Office Drawer 69, Rocky Mount, North Carolina 27802-0069. Subject to the authority of the Board of Trustees, the services the Administrator provides to the Fund include coordinating and monitoring any third parties furnishing services to the Fund; providing the necessary office space, equipment and personnel to perform administrative and clerical functions for the Fund; and preparing, filing and distributing proxy materials, periodic reports to shareholders, registration statements and other documents. The Administrator also performs certain accounting and pricing services for the Fund as pricing agent, including the daily calculation of the Fund's net asset value.

The Administrator was incorporated as a North Carolina corporation in 1988. With its predecessors and affiliates, the Administrator has been operating as a financial services firm since 1985. Frank P. Meadows III is the firm's Managing Director and controlling shareholder.

The Transfer Agent. North Carolina Shareholder Services, LLC (the "Transfer Agent") serves as the Fund's transfer, dividend paying, and shareholder servicing agent. The Transfer Agent, subject to the authority of the Board of Trustees, provides transfer agency services pursuant to an agreement with the Administrator, which has been approved by the Trust. The Transfer Agent maintains the records of each shareholder's account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent, and performs other shareholder servicing functions. The Transfer Agent is compensated for its services by the Administrator and not directly by the Fund.

The Transfer Agent, whose address is 107 North Washington Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365, was established as a North Carolina limited liability company in 1997. John D. Marriott, Jr., is the firm's controlling member.

The Custodian. First Union National Bank of North Carolina (the "Custodian"), Two First Union Center, Charlotte, North Carolina 28288-1151, serves as Custodian of the Fund's assets. The Custodian acts as the depository for the Fund, safekeeps its portfolio securities, collects all income and other payments with respect to portfolio securities, disburses monies at the Fund's request and maintains records in connection with its duties.

Other Expenses. The Fund is responsible for the payment of its expenses. These include, for example, the fees payable to the Advisor, or expenses otherwise incurred in connection with the management of the investment of the Fund's assets, the fees and expenses of the Custodian, the fees and expenses of the Administrator, the fees and expenses of Trustees, outside auditing and legal expenses, all taxes and corporate fees payable by the Fund, Securities and Exchange Commission fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to shareholders, costs of shareholder reports and shareholder meetings, and any extraordinary expenses. The Fund also pays for brokerage commissions and transfer taxes (if any) in connection with the purchase and sale of portfolio securities. Expenses attributable to a particular series of the Trust, including the Fund, will be charged to that series, and expenses not readily identifiable as belonging to a particular series will be allocated by or under procedures approved by the Board of Trustees among one or more series in such a manner as it deems fair and equitable. Any expenses relating only to a particular Class of Shares of the Fund will be borne solely by such Class.

                                OTHER INFORMATION

Description of Shares. The Trust was organized as a Massachusetts business trust on August 12, 1992, under a Declaration of Trust. The Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares and to create an unlimited number of series of shares. The Board of Trustees may also classify and reclassify any unissued shares into one or more classes of shares. The Trust currently has the number of authorized series of shares, including the Fund, and classes of shares, described in the Statement of Additional Information under "Description of the Trust." Pursuant to its authority under the Declaration of Trust, the Board of Trustees has authorized the issuance of an unlimited number of shares in each of five Classes ("Series A, Series C, and Series D Investor Shares," "Institutional Shares," and Super-Institutional Shares") representing equal pro rata interests in the Fund, except that the Classes bear different expenses that reflect the differences in services provided to them. Investor Shares are sold with a sales charge (except for Series C Shares) and bear potential distribution expenses and service fees at different levels. See "How Shares May Be Purchased - Sales Charges" and " - Distribution Plan." Institutional and Super-Institutional Shares are sold without a sales charge and bear no shareholder servicing or distribution fees. The Super-Institutional Shares, however, receive fewer investor services than the Institutional and Investor Shares due to the size and nature of accounts holding Super-Institutional Shares. As a result of different charges, fees, and expenses between the Classes, the total return on the Fund's Investor Shares will generally be lower than the total return on the Institutional and Super-Institutional Shares, and the total return on the Institutional Shares will generally be lower than the total return on the Super-Institutional Shares. Standardized total return quotations will be computed separately for each Class of Shares of the Fund.

THIS PROSPECTUS RELATES TO THE FUND'S INSTITUTIONAL SHARES AND DESCRIBES ONLY THE POLICIES, OPERATIONS, CONTRACTS, AND OTHER MATTERS PERTAINING TO THE INSTITUTIONAL SHARES. THE FUND ALSO ISSUES A CLASS OF SUPER-INSTITUTIONAL SHARES AND THREE CLASSES OF INVESTOR SHARES. SUCH OTHER CLASSES MAY HAVE DIFFERENT SALES CHARGES AND EXPENSES, WHICH MAY AFFECT PERFORMANCE. INVESTORS MAY CALL THE FUND AT 1-800-430-3863 TO OBTAIN MORE INFORMATION CONCERNING OTHER CLASSES AVAILABLE TO THEM THROUGH THEIR SALES REPRESENTATIVE. INVESTORS MAY OBTAIN INFORMATION CONCERNING OTHER CLASSES FROM THEIR SALES REPRESENTATIVE, THE DISTRIBUTOR, THE FUND, OR ANY OTHER PERSON WHICH IS OFFERING OR MAKING AVAILABLE TO THEM THE SECURITIES OFFERED IN THIS PROSPECTUS.

When issued, the shares of each series of the Trust, including the Fund, and each class of shares, will be fully paid, nonassessable and redeemable. The Trust does not intend to hold annual shareholder meetings; it may, however, hold special shareholder meetings for purposes such as changing fundamental policies or electing Trustees. The Board of Trustees shall promptly call a meeting for the purpose of electing or removing Trustees when requested in writing to do so by the record holders of at least 10% of the outstanding shares of the Trust. The term of office of each Trustee is of unlimited duration. The holders of at least two-thirds of the outstanding shares of the Trust may remove a Trustee from that position either by declaration in writing filed with the Custodian or by votes cast in person or by proxy at a meeting called for that purpose.

The Trust's shareholders will vote in the aggregate and not by series (fund) or class, except where otherwise required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of the shareholders of a particular series or class. Matters affecting an individual series, such as the Fund, include, but are not limited to, the investment objectives, policies and restrictions of that series. Shares have no subscription, preemptive or conversion rights. Share certificates will not be issued. Each share is entitled to one vote (and fractional shares are entitled to proportionate fractional votes) on all matters submitted for a vote, and shares have equal voting rights except that only shares of a particular series or class are entitled to vote on matters affecting only that series or class. Shares do not have cumulative voting rights. Therefore, the holders of more than 50% of the aggregate number of shares of all series of the Trust may elect all the Trustees.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. The Declaration of Trust, therefore, contains provisions which are intended to mitigate such liability. See "Description of the Trust" in the Statement of Additional Information for further information about the Trust and its shares.

Reporting to Shareholders. The Fund will send to its shareholders Annual and Semi-Annual Reports; the financial statements appearing in Annual Reports for the Fund will be audited by independent accountants. In addition, the Fund will send to each shareholder having an account directly with the Fund a quarterly statement showing transactions in the account, the total number of shares owned and any dividends or distributions paid. Inquiries regarding the Fund may be directed in writing to 107 North Washington Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365 or by calling 1-800-430-3863.

Calculation of Performance Data. From time to time the Fund may advertise its average annual total return for each Class of Shares. The "average annual total return" refers to the average annual compounded rates of return over 1-, 5-, and 10-year periods that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment. The calculation assumes the reinvestment of all dividends and distributions, includes all recurring fees that are charged to all shareholder accounts and deducts all nonrecurring charges at the end of each period. The calculation further assumes the maximum sales load is deducted from the initial payment. If the Fund has been operating less than 1, 5 or 10 years, the time period during which the Fund has been operating is substituted.

In addition, the Fund may advertise other total return performance data other than average annual total return for each Class of Shares. This data shows as a percentage rate of return encompassing all elements of return (i.e. income and capital appreciation or depreciation); it assumes reinvestment of all dividends and capital gain distributions. Such other total return data may be quoted for the same or different periods as those for which average annual total return is quoted. This data may consist of a cumulative percentage rate of return, actual year-by-year rates or any combination thereof. Cumulative total return represents the cumulative change in value of an investment in the Fund for various periods.

The total return of the Fund could be increased to the extent the Advisor may waive a portion of its fees or may reimburse a portion of the Fund's expenses. Total return figures are based on the historical performance of the Fund, show the performance of a hypothetical investment, and are not intended to indicate future performance. The Fund's quotations may from time to time be used in advertisements, sales literature, shareholder reports, or other communications. For further information, see "Additional Information on Performance" in the Statement of Additional Information.

--------------------------------------------------------------------------------


                           THE CHESAPEAKE GROWTH FUND
                              INSTITUTIONAL SHARES


--------------------------------------------------------------------------------


                                   PROSPECTUS

                                  June 30, 1997
                          Supplemented November 1, 1997

                           THE CHESAPEAKE GROWTH FUND
                           107 North Washington Street
                              Post Office Box 4365
                     Rocky Mount, North Carolina 27803-0365
                                 1-800-430-3863

                               INVESTMENT ADVISOR
                         Gardner Lewis Asset Management
                        285 Wilmington-West Chester Pike
                         Chadds Ford, Pennsylvania 19317

                         ADMINISTRATOR & FUND ACCOUNTANT
                             The Nottingham Company
                              Post Office Drawer 69
                     Rocky Mount, North Carolina 27802-0069

                      DIVIDEND DISBURSING & TRANSFER AGENT
                       North Carolina Shareholder Services
                              Post Office Box 4365
                     Rocky Mount, North Carolina 27803-0365

                                   DISTRIBUTOR
                         Capital Investment Group, Inc.
                              Post Office Box 32249
                          Raleigh, North Carolina 27622

                                    CUSTODIAN
                   First Union National Bank of North Carolina
                             Two First Union Center
                      Charlotte, North Carolina 28288-1151

                              INDEPENDENT AUDITORS
                              Deloitte & Touche LLP
                               2500 One PPG Place
                       Pittsburgh, Pennsylvania 15222-5401

                                         Investor Class A Cusip Number 36559B203
PROSPECTUS                               Investor Class C Cusip Number 36559B500
                                         Investor Class D Cusip Number 36559B302
--------------------------------------------------------------------------------


                           THE CHESAPEAKE GROWTH FUND
                                 INVESTOR SHARES

--------------------------------------------------------------------------------

The investment objective of The Chesapeake Growth Fund (the "Fund") is to seek capital appreciation through investments in equity securities of medium and large capitalization companies, consisting primarily of common and preferred stocks and securities convertible into common stocks. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the investment policies described in this Prospectus. The Fund has a net asset value that will fluctuate in accordance with the value of its portfolio securities. An investor may invest, reinvest or redeem shares at any time.

Prior to November 1, 1997, The Chesapeake Growth Fund was known as The Chesapeake Fund. The Board of Trustees determined that renaming the Fund more accurately reflected the Investment Objectives and Policies outlined herein. This Prospectus relates to three Classes of Shares from which investors may choose representing interests in the Fund: Series A Investor Shares ("Series A Shares"), Series C Investor Shares ("Series C Shares"), and Series D Investor Shares ("Series D Shares" and, collectively with Series A Shares and Series C Shares, "Investor Shares"). Series A and Series D Shares are sold with a sales charge. Series C Shares are sold without a sales charge. The Investor Shares are offered to the general public. See "Prospectus Summary - Offering Price."

                               INVESTMENT ADVISOR
                         Gardner Lewis Asset Management
                            Chadds Ford, Pennsylvania

The Fund is a diversified series of the Gardner Lewis Investment Trust (the "Trust"), a registered open-end management investment company. This Prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing. Investors should read this Prospectus and retain it for future reference. Additional information about the Fund has been filed with the Securities and Exchange Commission (the "SEC") and is available upon request and without charge. You may request the Statement of Additional
Information, which is incorporated in this Prospectus by reference, by writing the Fund at Post Office Box 4365, Rocky Mount, North Carolina 27803-0365, or by calling 1-800-430-3863. The SEC also maintains an Internet Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference, and other information regarding the Fund.


Investment in the Fund involves risks, including the possible loss of principal. Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, and such shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The date of this Prospectus and the Statement of Additional Information is June 30, 1997, supplemented November 1, 1997.

                                TABLE OF CONTENTS


PROSPECTUS SUMMARY.........................................................2


FEE TABLE..................................................................3


FINANCIAL HIGHLIGHTS.......................................................4


INVESTMENT OBJECTIVE AND POLICIES..........................................5


RISK FACTORS...............................................................7


INVESTMENT LIMITATIONS.....................................................8


FEDERAL INCOME TAXES.......................................................8


DIVIDENDS AND DISTRIBUTIONS................................................9


HOW SHARES ARE VALUED......................................................9


HOW SHARES MAY BE PURCHASED...............................................10


HOW SHARES MAY BE REDEEMED................................................15


MANAGEMENT OF THE FUND....................................................17


OTHER INFORMATION.........................................................18


This Prospectus is not an offering of the securities described herein in any state in which the offering is unauthorized. No sales representative, dealer or other person is authorized to give any information or make any representations other than those contained in this Prospectus.

The Fund reserves the right in its sole discretion to withdraw all or any part of the offering made by this Prospectus or to reject purchase orders. All orders to purchase shares are subject to acceptance by the Fund and are not binding until confirmed or accepted in writing.

                               PROSPECTUS SUMMARY

The Fund. The Chesapeake Growth Fund (the "Fund") is a diversified series of the Gardner Lewis Investment Trust (the "Trust"), a registered open-end management investment company organized as a Massachusetts business trust. This Prospectus relates to Investor Shares of the Fund. See "Other Information - Description of Shares." Prior to November 1, 1997, The Chesapeake Growth Fund was known as The Chesapeake Fund. The Board of Trustees determined that renaming the Fund more accurately reflected the Investment Objectives and Policies outlined herein.

Offering Price. The Investor Shares are offered to the general public at net asset value plus a 3% sales charge for Series A Shares and a 1.5% sales charge for Series D Shares, which sales charge is reduced on purchases involving larger amounts. The Series C Shares are offered at net asset value without a sales charge. The Investor Shares are also subject to potential 12b-1 distribution and service fees annually of up to 0.25%, 0.75%, and 0.50%, respectively, of the average net assets of the Series A, Series C, and Series D Shares, respectively. See "Distributor and Distribution Fee" below. The minimum initial investment is $25,000. The minimum subsequent investment is $500. See "How Shares May be Purchased."

Investment Objective and Special Risk Considerations. The investment objective of the Fund is to seek capital appreciation through investments in equity securities of medium and large capitalization companies, consisting primarily of common and preferred stocks and securities convertible into common stocks. Realization of current income is not a significant investment consideration, and any income realized will be incidental to the Fund's objective. See "Investment Objective and Policies." The Fund is not intended to be a complete investment program, and there can be no assurance that the Fund will achieve its investment objective. While the Fund will invest primarily in common stocks traded in U.S. securities markets, some of the Fund's investments may include foreign securities, illiquid securities, and securities purchased subject to a repurchase agreement or on a "when-issued" basis, which involve certain risks. The Fund's portfolio may also contain a significant amount of securities of medium capitalization companies, which may exhibit more volatility than securities of large capitalization companies. See "Risk Factors."

Manager. Subject to the general supervision of the Trust's Board of Trustees and in accordance with the Fund's investment policies, Gardner Lewis Asset Management of Chadds Ford, Pennsylvania (the "Advisor") manages the Fund's investments. The Advisor currently manages approximately $3.5 billion in assets. For its advisory services, the Advisor receives a monthly fee based on the Fund's daily net assets at the annual rate of 1.00%. See "Management of the Fund The Advisor."

Dividends. Income dividends, if any, are paid at least annually; capital gains, if any, are distributed at least annually or retained for reinvestment by the Fund. Dividends and capital gains distributions are automatically reinvested in additional shares of the same Class at net asset value unless the shareholder elects to receive cash. See "Dividends and Distributions."

Distributor and Distribution Fee. Capital Investment Group, Inc. (the "Distributor") serves as distributor of shares of the Fund. For its services, which include payments to qualified securities dealers for sales of Fund shares, the Distributor receives commissions consisting of the portion of the sales charge for Series A and Series D Shares remaining after the discounts it allows to securities dealers. Under the Fund's Distribution Plan with respect to each class of Investor Shares, expenditures by the Fund for distribution activities and service fees annually may not exceed 0.25%, 0.75%, and 0.50%, respectively, of the average net assets of the Series A, Series C, and Series D Shares, respectively. See "How Shares May Be Purchased - Sales Charges" and "- Distribution Plan."

Redemption of Shares. There is no charge for redemptions, other than possible charges associated with wire transfers of redemption proceeds. Shares may be redeemed at any time at the net asset value next determined after receipt of a redemption request by the Fund. A shareholder who submits appropriate written authorization may redeem shares by telephone. See "How Shares May Be Redeemed."

                                    FEE TABLE

The following table sets forth certain information in connection with the expenses of the Investor Shares of the Fund for the current fiscal year. The information is intended to assist the investor in understanding the various costs and expenses borne by the Investor Shares of the Fund, and therefore indirectly by its investors, the payment of which will reduce an investor's return on an annual basis.



              Shareholder Transaction Expenses for Investor Shares


                                             Series A   Series C    Series D

Maximum sales load imposed on purchases
  (as a percentage of offering price)        3.00%1     None        1.50%1
Maximum sales load imposed
 on reinvested dividends...........          None       None        None
Maximum deferred sales load........          None       None        None
Redemption fees*...................          None       None        None
Exchange fee.......................          None       None        None


               Annual Fund Operating Expenses for Investor Shares
                     (as a percentage of average net assets)

                                             Series A   Series C    Series D


Investment advisory fees...........          1.00%       1.00%       1.00%
12b-1 fees2........................          0.25%       0.75%       0.50%
Other expenses.....................          0.29%       0.59%       0.52%
                                            ------      ------      ------
  Total operating expenses3........          1.54%       2.34%       2.02%
                                            ======      ======      ======

* The Fund in its discretion may choose to pass through to redeeming shareholders any charges imposed by the Custodian for wiring redemption proceeds. The Custodian currently charges the Fund $7.00 per transaction for wiring redemption proceeds.

EXAMPLE: You would pay the following expenses (including the maximum initial sales charge) on a $1,000 investment in Investor Shares of the Fund, whether or not you redeem at the end of the period, assuming a 5% annual return:

               1 Year            3 Years            5 Years          10 Years
               ------            -------            -------          --------
Series A         $45               $77               $111              $208
Series C         $24               $73               $125              $268
Series D         $35               $77               $122              $246

THE FOREGOING SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

1    Reduced  for larger  purchases.  See "How  Shares May Be  Purchased - Sales
     Charges."

2 The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"), with respect to each Class of Investor Shares, which provides that the Fund may pay certain distribution expenses and service fees annually with respect to the Investor Shares up to 0.25%, 0.75%, and 0.50%, respectively, of the average net assets of the Series A, Series C, and Series D Shares, respectively. See "How Shares May Be Purchased - Distribution Plan." Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers.

3 The "Total operating expenses" shown above are based upon actual total operating expenses incurred by the Investor Shares of the Fund for the fiscal year ended February 28, 1997, including amounts of Fund expenses paid by a broker in connection with a brokerage/service arrangement with the Fund. After reflecting the Fund expenses paid by the broker in connection with such brokerage/service arrangement, the actual net operating expenses incurred by the Investor Shares of the Fund for the fiscal year ended February 28, 1997, were 1.53%, 2.33%, and 2.01% of average daily net assets of the Series A, Series C, and Series D Investor Shares, respectively. There can be no assurance that the Fund's brokerage/service arrangement will continue in the future.

See "How Shares May Be Purchased" and "Management of the Fund" below for more information about the fees and costs of operating the Fund. The assumed 5% annual return in the example is required by the Securities and Exchange Commission. The hypothetical rate of return is not intended to be representative of past or future performance of the Fund; the actual rate of return for the Fund may be greater or less than 5%.

                              FINANCIAL HIGHLIGHTS

The shares of the Fund are divided into multiple Classes representing interests in the Fund. This Prospectus relates to Investor Shares. See "Other Information
- Description of Shares." The financial data included in the table below for the fiscal year ended February 28, 1997, has been audited by Deloitte & Touche LLP, independent auditors, whose report covering such period is included in the
Statement of Additional Information. The financial data for the prior fiscal period was audited by other independent auditors. This information should be read in conjunction with the Fund's latest audited financial statements and notes thereto, which are also included in the Statement of Additional Information, a copy of which may be obtained at no charge by calling the Fund. Further information about the performance of the Fund is contained in the Annual Report of the Fund, a copy of which may be obtained at no charge by calling the Fund.


                                                    Investor Shares

                                    (For a Share Outstanding Throughout the Period)


                                                              Series A               Series C              Series D

                                                          Year    Period        Year      Period        Year    Period
                                                         Ended     ended       Ended       ended       ended     ended
                                                       2/28/97   2/29/96(a)  2/28/97     2/29/96(a)  2/28/97   2/29/96(a)

Net Asset Value, Beginning of Period                    $14.42    $11.79      $14.34      $11.79      $14.41    $11.79

    Income (loss) from investment operations
        Net investment loss                              (0.18)    (0.06)      (0.29)      (0.12)      (0.29)    (0.11)
        Net realized and unrealized gain on investments   1.94      2.88        1.92        2.86        1.97      2.92
                                                        ------   -------      ------     -------      ------   -------

            Total from investment operations              1.76      2.82        1.63        2.74        1.68      2.81
                                                        ------   -------      ------     -------      ------   -------

    Distributions to shareholders from
        Net realized gain from investment transactions    0.00     (0.11)       0.00       (0.11)       0.00     (0.11)
        Tax return of capital                             0.00     (0.08)       0.00       (0.08)       0.00     (0.08)
                                                          ----     -----        ----       -----        ----     -----

            Total distributions                           0.00     (0.19)       0.00       (0.19)       0.00     (0.19)
                                                          ----     -----        ----       -----        ----     -----

Net Asset Value, End of Period                          $16.18    $14.42      $15.97      $14.34      $16.09    $14.41
                                                         =====    ======       =====      ======       =====    ======

Total return (b)                                         12.21%    23.86%      11.30%      23.18%      11.59%    23.77%
                                                         =====     =====       =====       =====       =====     =====

Ratios/supplemental data
Net assets, end of period (000's)                      $39,376   $32,549      $9,192      $7,908     $10,774   $11,929
                                                       =======   =======      ======      ======     =======   =======
    Ratio of expenses to average net assets
        Before expense reimbursements                     1.54%     1.88%(c)    2.34%       2.38%(c)    2.02%     2.13 %(c)
        After expense reimbursements                      1.53%     1.71%(c)    2.33%       2.18%(c)    2.01%     1.73 %(c)

    Ratio of net investment loss to average net assets
        Before expense reimbursements                    (1.16)%   (1.20)%(c)  (1.97)%     (1.77)%(c)  (1.64)%   (1.54)%(c)
        After expense reimbursements                     (1.15)%   (1.04)%(c)  (1.96)%     (1.57)%(c)  (1.63)%   (1.14)%(c)

    Portfolio turnover rate                             126.44%    99.33%     126.44%      99.33%     126.44%    99.33%

    Average commission rate paid                         $0.06                 $0.06                   $0.06


(a) For the period from April 7, 1995 (commencement of operations) to February 29, 1996.

(b)  Total return does not reflect payment of a sales charge.

(c)  Annualized.

                        INVESTMENT OBJECTIVE AND POLICIES

Investment Objective. The investment objective of the Fund is to seek capital appreciation through investments in equity securities of medium and large capitalization companies, consisting primarily of common and preferred stocks and securities convertible into common stocks. Realization of current income will not be a significant investment consideration, and any such income realized should be considered incidental to the Fund's objective. The Fund's investment objective and fundamental investment limitations described herein may not be altered without the prior approval of a majority of the Fund's shareholders.

Investment Selection. The Fund's portfolio will include equity securities which the Advisor feels show superior prospects for growth. The Advisor will focus attention on proven medium and large capitalization companies which, in the view of the Advisor, exhibit internal changes such as a promising new product, new distribution strategy, new manufacturing technology, or new management team or management philosophy. Many of the portfolio companies will be responsible for technological breakthroughs and/or unique solutions to market needs. Investing in companies which are undergoing internal change, such as implementing new strategies or introducing new technologies, may involve greater than average risk due to their unproven nature. By focusing upon internal rather than external factors, the Fund will seek to minimize the risk associated with macro-economic forces such as changes in commodity prices, currency exchange rates and interest rates.

In selecting portfolio companies, the Advisor uses analysis which includes the growth rate in earnings, financial performance, management strengths and weaknesses, and current market valuation in relation to earnings growth as well as historic and comparable company valuations. The Advisor also analyzes the level and nature of the company's debt, cash flow, working capital and the quality of the company's assets. Typically companies included in the Fund's portfolio will show strong earnings growth versus the previous year's comparable period. Companies that the Advisor determines have excessive levels of debt are generally avoided.

By developing and maintaining contacts with management, customers, competitors and suppliers of current and potential portfolio companies, the Advisor attempts to invest in those companies undergoing positive changes that have not yet been recognized by "Wall Street" analysts and the financial press. Lack of recognition of these changes often causes securities to be less efficiently priced. The Advisor believes these companies offer unique and potentially superior investment opportunities. The Advisor favors portfolio companies whose price when purchased is between 8 and 19 times projected earnings for the coming year.

While portfolio securities are generally acquired for the long term, they may be sold under any of the following circumstances:

a) the anticipated price appreciation has been achieved or is no longer probable;

b) the company's fundamentals appear, in the analysis of the Advisor, to be deteriorating;

c) general market expectations regarding the company's future performance exceed those expectations held by the Advisor;

d) alternative investments offer, in the view of the Advisor, superior potential for appreciation.

The equity securities in which the Fund may invest include common stock, convertible preferred stock, straight preferred stock, participating and non-participating preferred stock, and investment grade convertible bonds. All securities will be traded on domestic and foreign securities exchanges or on the over-the-counter markets. Up to 10% of the Fund's total assets may consist of foreign securities and sponsored ADRs.

Under normal conditions, at least 90% of the Fund's total assets will be invested in equity securities. As a temporary defensive measure, however, when the Advisor determines that market conditions so warrant, the Fund may invest up to 100% of the Fund's total assets in investment grade bonds, U.S. Government Securities, repurchase agreements, or money market instruments. When the Fund invests its assets in investment grade bonds, U.S. Government Securities or money market instruments as a temporary defensive measure, it is not pursuing its stated investment objective. Under normal circumstances, however, the Fund will also hold money market or repurchase agreement instruments for funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities, to allow for shareholder redemptions, and to provide for Fund operating expenses.

U.S. Government Securities. The Fund may invest a portion of the portfolio in U.S. Government Securities, defined to be U.S. Government obligations such as U.S. Treasury notes, U.S. Treasury bonds, and U.S. Treasury bills, obligations guaranteed by the U.S. Government such as Government National Mortgage Association ("GNMA") as well as obligations of U.S. Government authorities, agencies and instrumentalities such as Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Home Administration ("FHA"), Federal Farm Credit Bank ("FFCB"), Federal Home Loan
Bank ("FHLB"), Student Loan Marketing Association ("SLMA"), and The Tennessee Valley Authority. U.S. Government Securities may be acquired subject to repurchase agreements. While obligations of some U.S. Government sponsored entities are supported by the full faith and credit of the U.S. Government (e.g.
GNMA), several are supported by the right of the issuer to borrow from the U.S. Government (e.g. FNMA, FHLMC), and still others are supported only by the credit of the issuer itself (e.g. SLMA, FFCB). No assurances can be given that the U.S. Government will provide financial support to U.S. Government agencies or instrumentalities in the future, other than as set forth above, since it is not obligated to do so by law. The guarantee of the U.S. Government does not extend to the yield or value of the Fund's shares.

Money Market Instruments. Money market instruments may be purchased for temporary defensive purposes, to accumulate cash for anticipated purchases of portfolio securities and to provide for shareholder redemptions and operating expenses of the Fund. Money market instruments mature in thirteen months or less from the date of purchase and may include U.S. Government Securities, corporate debt securities (including those subject to repurchase agreements), bankers acceptances and certificates of deposit of domestic branches of U.S. banks, and commercial paper (including variable amount demand master notes) rated in one of the two highest rating categories by any of the nationally recognized statistical rating organizations or if not rated, of equivalent quality in the Advisor's opinion. The Advisor may, when it believes that unusually volatile or unstable economic and market conditions exist, depart from the Fund's investment approach and assume temporarily a defensive portfolio posture, increasing the Fund's percentage investment in money market instruments, even to the extent that 100% of the Fund's total assets may be so invested.

Repurchase Agreements. The Fund may acquire U.S. Government Securities or corporate debt securities subject to repurchase agreements. A repurchase agreement transaction occurs when the Fund acquires a security and simultaneously resells it to the vendor (normally a member bank of the Federal Reserve or a registered Government Securities dealer) for delivery on an agreed upon future date. The repurchase price exceeds the purchase price by an amount that reflects an agreed upon market interest rate earned by the Fund effective for the period of time during which the repurchase agreement is in effect. Delivery pursuant to the resale typically will occur within one to seven days of the purchase. The Fund will not enter into any repurchase agreement that will cause more than 10% of its net assets to be invested in repurchase agreements that extend beyond seven days. In the event of the bankruptcy of the other party to a repurchase agreement, the Fund could experience delays in recovering its cash or the securities lent. To the extent that in the interim the value of the securities purchased may have declined, the Fund could experience a loss. Repurchase agreements are, in effect, loans of Fund assets. The Fund will not engage in reverse repurchase transactions, which are considered to be borrowings under the 1940 Act.

Foreign Securities. The Fund may invest up to 10% of its total assets in foreign securities and sponsored ADRs. The same factors would be considered in selecting foreign securities as with domestic securities. Foreign securities investment presents special consideration not typically associated with investment in domestic securities. Foreign taxes may reduce income. Currency exchange rates and regulations may cause fluctuations in the value of foreign securities. Foreign securities are subject to different regulatory environments than in the United States and, compared to the United States, there may be a lack of uniform accounting, auditing and financial reporting standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers. Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial, or social instability, or adverse diplomatic developments. There may be difficulties in obtaining service of process on foreign issuers and difficulties in enforcing judgments with respect to claims under the U.S. securities laws against such issuers. Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values. The U.S. Government has, in the past, discouraged certain foreign investments by U.S. investors through taxation or other restrictions and it is possible that such restrictions could be imposed again.

Because of the inherent risk of foreign securities over domestic issues, the Fund will generally limit foreign investments to those traded domestically as sponsored American Depository Receipts ("ADRs"). ADRs are receipts issued by a U.S. bank or trust company evidencing ownership of securities of a foreign issuer. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. The prices of ADRs are denominated in U.S. dollars while the underlying security may be denominated in a foreign currency. To the extent the Fund invests in other foreign securities, it will generally limit such investments to foreign securities traded on foreign securities exchanges.

Investment Companies. In order to achieve its investment objective, the Fund may invest up to 10% of the value of its total assets in securities of other investment companies whose investment objectives are consistent with the Fund's investment objective. The Fund will not acquire securities of any one investment company if, immediately thereafter, the Fund would own more than 3% of such company's total outstanding voting securities, securities issued by such company would have an aggregate value in excess of 5% of the Fund's total assets, or securities issued by such company and securities held by the Fund issued by other investment companies would have an aggregate value in excess of 10% of the Fund's total assets. To the extent the Fund invests in other investment companies, the shareholders of the Fund would indirectly pay a portion of the operating costs of the underlying investment companies. These costs include management, brokerage, shareholder servicing and other operational expenses. Shareholders of the Fund would then indirectly pay higher operational costs than if they owned shares of the underlying investment companies directly.

Real Estate Securities. The Fund will not invest in real estate or real estate mortgage loans (including limited partnership interests), but may invest in readily marketable securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein. The Fund may also invest in readily marketable interests in real estate investment trusts ("REITs"). REITs are generally publicly traded on the national stock exchanges and in the over-the-counter market and have varying degrees of liquidity. Although the Fund is not limited in the amount of these types of real estate securities it may acquire, it is not presently expected that within the next 12 months the Fund will have in excess of 5% of its total assets in real estate securities.

                                  RISK FACTORS

Investment Policies and Techniques. Reference should be made to "Investment Objective and Policies" above for a description of special risks presented by the investment policies of the Fund and the specific securities and investment techniques that may be employed by the Fund, including the risks associated with repurchase agreements and foreign securities. A more complete discussion of certain of these securities and investment techniques and their associated risks is contained in the Statement of Additional Information.

Fluctuations in Value. To the extent that the major portion of the Fund's portfolio consists of common stocks, it may be expected that its net asset value will be subject to greater fluctuation than a portfolio containing mostly fixed income securities. Given that a significant portion of the Fund's assets may be invested in equity securities of medium capitalization companies, that portion of the Fund's portfolio may exhibit more volatility than the portion of the Fund's portfolio invested in large capitalization companies. Because there is risk in any investment, there can be no assurance that the Fund will achieve its investment objective.

Portfolio Turnover. The Fund sells portfolio securities in order to take advantage of new investment opportunities. The Fund's portfolio turnover rate for its fiscal years ended February 28, 1997, and February 29, 1996, was 126.44% and 99.33%, respectively. This is indicative of the expected turnover rate of the Fund. Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover may also have capital gains tax consequences.

Illiquid Investments. The Fund may invest up to 10% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price at which they are valued. Under the supervision of the Board of Trustees, the Advisor determines the liquidity of the Fund's investments. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid securities before maturity may be time consuming and expensive, and it may be difficult or impossible for the Fund to sell illiquid investments promptly at an acceptable price. The Fund will not invest in restricted securities, which cannot be sold to the public without registration under the federal securities laws. Unless registered for sale, restricted securities can only be sold in privately negotiated transactions or pursuant to an exemption from registration.

Forward Commitments and When-Issued Securities. The Fund may purchase when-issued securities and commit to purchase securities for a fixed price at a future date beyond customary settlement time. The Fund is required to hold and maintain in a segregated account until the settlement date, cash, U.S. Government Securities or high-grade debt obligations in an amount sufficient to meet the purchase price. Purchasing securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. In addition, no income accrues to the purchaser of when-issued securities during the period prior to issuance. Although the Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, the Fund may dispose of a when-issued security or forward commitment prior to settlement if the Advisor deems it appropriate to do so. The Fund may realize short-term gains or losses upon such sales.

                             INVESTMENT LIMITATIONS

To limit the Fund's exposure to risk, the Fund has adopted certain fundamental investment limitations. Some of these restrictions are that the Fund will not:
(1) issue senior securities, borrow money or pledge its assets; (2) make loans of money or securities, except that the Fund may invest in repurchase agreements (but repurchase agreements having a maturity of longer than seven days, together with other illiquid securities, are limited to 10% of the Fund's net assets);
(3) invest in securities of issuers which have a record of less than three years' continuous operation (including predecessors and, in the case of bonds, guarantors), if more than 5% of its total assets would be invested in such securities; (4) write, purchase or sell puts, calls, warrants or combinations thereof, or purchase or sell commodities, commodities contracts, futures contracts or related options, or invest in oil, gas or mineral leases or exploration programs, or real estate; (5) invest more than 5% of the value of its total assets in the securities of any one issuer nor hold more than 10% of the voting stock of any issuer; (6) invest in restricted securities; (7) invest more than 10% of the Fund's total assets in foreign securities, including sponsored ADRs; and (8) invest more than 25% of the Fund's total assets in the securities of issuers in any one industry. See "Investment Limitations" in the Fund's Statement of Additional Information for a complete list of investment limitations.

If the Board of Trustees of the Trust determines that the Fund's investment objective can best be achieved by a substantive change in a non-fundamental investment limitation, the Board can make such change without shareholder approval and will disclose any such material changes in the then current Prospectus. Any limitation that is not specified in the Fund's Prospectus, or in the Statement of Additional Information, as being fundamental, is non-fundamental. If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of the Fund's portfolio securities will not constitute a violation of such limitation.

                              FEDERAL INCOME TAXES

Taxation  of the Fund.  The  Internal  Revenue  Code of 1986,  as  amended  (the
"Code"), treats each series in the Trust, including the Fund, as a separate regulated investment company. Each series of the Trust, including the Fund, intends to qualify or remain qualified as a regulated investment company under the Code by distributing substantially all of its "net investment income" to shareholders and meeting other requirements of the Code. For the purpose of calculating dividends, net investment income consists of income accrued on portfolio assets, less accrued expenses. Upon qualification, the Fund will not be liable for federal income taxes to the extent earnings are distributed. The Board of Trustees retains the right for any series of the Trust, including the Fund, to determine for any particular year if it is advantageous not to qualify as a regulated investment company. Regulated investment companies, such as each series of the Trust, including the Fund, are subject to a non-deductible 4% excise tax to the extent they do not distribute the statutorily required amount of investment income, determined on a calendar-year basis, and capital gain net income, using an October 31 year-end measuring period. The Fund intends to declare or distribute dividends during the calendar year in an amount sufficient to prevent imposition of the 4% excise tax.

Taxation of Shareholders. For federal income tax purposes, any dividends and distributions from short-term capital gains that a shareholder receives in cash from the Fund or which are re-invested in additional shares will be taxable ordinary income. If a shareholder is not required to pay a tax on income, he will not be required to pay federal income taxes on the amounts distributed to him. A dividend declared in October, November or December of a year and paid in January of the following year will be considered to be paid on December 31 of the year of declaration.

Distributions paid by the Fund from long-term capital gains, whether received in cash or reinvested in additional shares, are taxable as long-term capital gains, regardless of the length of time an investor has owned shares in the Fund. Capital gain distributions are made when the Fund realizes net capital gains on sales of portfolio securities during the year. Dividends and capital gain distributions paid by the Fund shortly after shares have been purchased, although in effect a return of investment, are subject to federal income taxation.

The sale of shares of the Fund is a taxable event and may result in a capital gain or loss. Capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two series of a mutual fund).

The Trust will inform shareholders of the Fund of the source of their dividends and capital gains distributions at the time they are paid and, promptly after the close of each calendar year, will issue an information return to advise shareholders of the federal tax status of such distributions and dividends. Dividends and distributions may also be subject to state and local taxes. Shareholders should consult their tax advisors regarding specific questions as to federal, state or local taxes.

Federal income tax law requires investors to certify that the social security number or taxpayer identification number provided to the Fund is correct and that the investor is not subject to 31% withholding for previous under-reporting to the Internal Revenue Service (the "IRS"). Investors will be asked to make the appropriate certification on their application to purchase shares. If a shareholder of the Fund has not complied with the applicable statutory and IRS requirements, the Fund is generally required by federal law to withhold and remit to the IRS 31% of reportable payments (which may include dividends and redemption amounts).

                           DIVIDENDS AND DISTRIBUTIONS

The Fund intends to distribute substantially all of its net investment income, if any, in the form of dividends and distribute capital gains, if any, at least once each year. The Fund may, however, determine either to distribute or to retain all or part of any long-term capital gains in any year for reinvestment.

Unless a shareholder elects to receive cash, dividends and capital gains will be automatically reinvested in additional full and fractional shares of the same Class of the Fund at the net asset value per share next determined. Reinvested dividends and capital gains are exempt from any sales load. Shareholders wishing to receive their dividends or capital gains in cash may make their request in writing to the Fund at 107 North Washington Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365. That request must be received by the Fund prior to the record date to be effective as to the next dividend. If cash payment is requested, checks will be mailed within five business days after the distribution of the dividends or capital gains, as applicable. Each shareholder of the Fund will receive a quarterly summary of his or her account, including information as to reinvested dividends from the Fund. Tax consequences to shareholders of dividends and distributions are the same if received in cash or in additional shares of the Fund.

In order to satisfy certain requirements of the Code, the Fund may declare special year-end dividend and capital gains distributions during December. Such distributions, if received by shareholders by January 31, are deemed to have been paid by the Fund and received by shareholders on December 31 of the prior year.

There is no fixed dividend rate, and there can be no assurance as to the payment of any dividends or the realization of any gains. The Fund's net investment income available for distribution to holders of Investor Shares will be reduced by the amount of any expenses allocated to the Investor Shares, and any expenses allocated among the Classes of the Investor Shares, including the distribution and service fees under the Fund's Distribution Plan, which vary depending on the particular Class of the Investor Shares.


                              HOW SHARES ARE VALUED

Net asset value for each Class of Shares of the Fund is determined at 4:00 p.m., New York time, Monday through Friday, except on business holidays when the New York Stock Exchange is closed. The net asset value of the shares of the Fund for purposes of pricing sales and redemptions is equal to the total market value of its investments and other assets, less all of its liabilities, divided by the number of its outstanding shares. Net asset value is determined separately for each Class of Shares of the Fund and reflects any liabilities allocated to a particular Class as well as the general liabilities of the Fund.

Securities that are listed on a securities exchange are valued at the last quoted sales price at the time the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded by the Fund. Securities that are listed on an exchange and which are not traded on the valuation date are valued at the mean of the bid and asked prices. Unlisted securities for which market quotations are readily available are valued at the latest quoted sales price, if available, at the time of valuation, otherwise, at the latest quoted bid price. Temporary cash investments with maturities of 60 days or less will be valued at amortized cost, which approximates market value. Securities for which no current quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Trustees of the Trust. Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

The net asset value of each Class of Shares will be affected by expenses accrued and payable by such Class. Because the distribution and service fees attributable to the Investor Shares vary depending on the particular Class of the Investor Shares in question, the net income attributable to and the dividends payable by the Series C Shares will be lower than the net income attributable to and the dividends payable by the Series A and Series D Shares, and the net income attributable to and the dividends payable by the Series D Shares will be lower than the net income attributable to and the dividends payable by the Series A Shares.


                           HOW SHARES MAY BE PURCHASED

Assistance in opening accounts and a purchase application may be obtained from the Fund by calling 1-800-430-3863, or by writing to the Fund at the address shown below for purchases by mail. Assistance is also available through any broker-dealer authorized to sell shares in the Fund. Payment for shares purchased may also be made through your account at the broker-dealer processing your application and order to purchase. Your investment will purchase shares at the Fund's public offering price next determined after your order is received by the Fund in proper form as indicated herein.

The minimum initial investment is $25,000. The minimum subsequent investment is $500. The Fund may, in the Advisor's sole discretion, accept certain accounts with less than the stated minimum initial investment. You may invest in the following ways:

Purchases by Mail. Shares may be purchased initially by completing the application accompanying this Prospectus and mailing it, together with a check payable to the Fund, to The Chesapeake Growth Fund, Investor Shares, 107 North Washington Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365. Subsequent investments in an existing account in the Fund may be made at any time by sending a check payable to the Fund, to the address stated above. Please enclose the stub of your account statement and include the amount of the investment, the name of the account for which the investment is to be made and the account number. Please remember to add a reference to "Series A," "Series C," or "Series D" to your check to ensure proper credit to your account.

Purchases by Wire. To purchase shares by wiring federal funds, the Fund must first be notified by calling 1-800-430-3863 to request an account number and furnish the Fund with your tax identification number. Following notification to the Fund, federal funds and registration instructions should be wired through the Federal Reserve System to:

        First Union National Bank of North Carolina
        Charlotte, North Carolina
        ABA # 053000219
        For The Chesapeake Growth Fund
        Series A, C, or D Investor Shares
        Acct #2000000862068
        For further credit to (shareholder's name and SS# or EIN#)

It is important that the wire contain all the information and that the Fund receive prior telephone notification to ensure proper credit. A completed application with signature(s) of registrant(s) must be mailed to the Fund immediately after the initial wire as described under "Purchases by Mail" above. Investors should be aware that some banks may impose a wire service fee.

General. All purchases of shares are subject to acceptance and are not binding until accepted. The Fund reserves the right to reject any application or investment. Orders become effective, and shares are purchased at, the next determined public offering price per share after an investment has been received by the Fund, which is as of 4:00 p.m., New York time, Monday through Friday, exclusive of business holidays. Orders received by the Fund and effective prior to such 4:00 p.m. time will purchase shares at the public offering price determined at that time. Otherwise, your order will purchase shares as of such 4:00 p.m. time on the next business day. For orders placed through a qualified broker-dealer, such firm is responsible for promptly transmitting purchase orders to the Fund. Investors may be charged a fee if they effect transactions in the Fund shares through a broker or agent.

If checks are returned unpaid due to nonsufficient funds, stop payment or other reasons, the Trust will charge $20. To recover any such loss or charge, the Trust reserves the right, without further notice, to redeem shares of any fund of the Trust already owned by any purchaser whose order is cancelled, and such a purchaser may be prohibited from placing further orders unless investments are accompanied by full payment by wire or cashier's check.

Payment must be made by check or money order drawn on a U.S. bank and payable in U.S. dollars. Under certain circumstances the Fund, at its sole discretion, may allow payment in kind for Fund shares purchased by accepting securities in lieu of cash. Any securities so accepted would be valued on the date received and included in the calculation of the net asset value of the Fund. See the Statement of Additional Information for additional information on purchases in kind.

The Fund is required by federal law to withhold and remit to the IRS 31% of the dividends, capital gains distributions and, in certain cases, proceeds of redemptions paid to any shareholder who fails to furnish the Fund with a correct taxpayer identification number, who under-reports dividend or interest income or who fails to provide certification of tax identification number. Instructions to exchange or transfer shares held in established accounts will be refused until the certification has been provided. In order to avoid this withholding requirement, you must certify on your application, or on a separate W-9 Form supplied by the Fund, that your taxpayer identification number is correct and that you are not currently subject to backup withholding or you are exempt from backup withholding. For individuals, your taxpayer identification number is your social security number.

Sales Charges. The public offering price of Investor Shares of the Fund equals net asset value plus a sales charge for Series A and Series D Shares. Series C Shares are sold without a sales charge. Capital Investment Group, Inc. (the "Distributor") receives this sales charge as Distributor and may reallow it in the form of dealer discounts and brokerage commissions as follows:


                                                          Sales               Sales
                                                        Charge As           Charge As        Dealers Discounts
                                                        % of Net           % of Public         and Brokerage
        Amount of Transaction                            Amount             Offering        Commissions as % of
      At Public Offering Price                          Invested              Price        Public Offering Price

Series A Shares

      Less than $250,000...........................       3.09%                3.00%                2.80%
      $250,000 but less than $500,000..............       2.04%                2.00%                1.80%
      $500,000 or more.............................       1.01%                1.00%                0.90%

Series D Shares

      Less than $250,000...........................       1.52%                1.50%                1.35%
      $250,000 but less than $500,000..............       1.01%                1.00%                0.90%
      $500,000 or more.............................       0.50%                0.50%                0.45%


At times the Distributor may reallow the entire sales charge to selected dealers. From time to time dealers who receive dealer discounts and brokerage commissions from the Distributor may reallow all or a portion of such dealer discounts and brokerage commissions to other dealers or brokers. Pursuant to the terms of the Distribution Agreement, the sales charge payable to the Distributor and the dealer discounts may be suspended, terminated or amended. Dealers who receive 90% or more of the sales charge may be deemed to be "underwriters" under the federal securities laws.

The dealer discounts and brokerage commissions schedule above applies to all dealers who have agreements with the Distributor. The Distributor, at its expense, may also provide additional compensation to dealers in connection with sales of shares of the Fund. Compensation may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding the Fund, and/or other dealer-sponsored special events. In some instances, this compensation may be made available only to certain dealers whose representatives have sold or are expected to sell a significant amount of such shares. Compensation may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Dealers may not use sales of the Fund shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc. None of the aforementioned compensation is paid for by the Fund or its shareholders.

Reduced Sales Charges

     Concurrent Purchases. For purposes of qualifying for a lower sales charge for Series A or Series D Shares, investors have the privilege of combining concurrent purchases of the Fund and any other series of the Trust affiliated with the Advisor and sold with a sales charge. For example, if a shareholder concurrently purchases shares in another series of the Trust affiliated with the Advisor and sold with a sales charge at the total public offering price of $250,000, and Series A Shares in the Fund at the total public offering price of $250,000, the sales charge would be that applicable to a $500,000 purchase as shown in the appropriate table above. This privilege may be modified or eliminated at any time or from time to time by the Trust without notice thereof.

     Rights of Accumulation. Pursuant to the right of accumulation, investors are permitted to purchase shares at the public offering price applicable to the total of (a) the total public offering price of the Series A or Series D Shares of the Fund then being purchased plus (b) an amount equal to the then current net asset value of the purchaser's combined holdings of the shares of all of the series of the Trust affiliated with the Advisor of the same Class and sold with a sales charge. To receive the applicable public offering price pursuant to the right of accumulation, investors must, at the time of purchase, provide sufficient information to permit confirmation of qualification, and confirmation of the purchase is subject to such verification. This right of accumulation may be modified or eliminated at any time or from time to time by the Trust without notice.

     Letters of Intent. Investors may qualify for a lower sales charge for Series A or Series D Shares by executing a letter of intent. A letter of intent allows an investor to purchase Series A or Series D Shares of the Fund (as applicable) over a 13-month period at reduced sales charges based on the total amount intended to be purchased of the applicable Class plus an amount equal to the then current net asset value of the purchaser's combined holdings of the shares of all of the series of the Trust affiliated with the Advisor of the same Class and sold with a sales charge. Thus, a letter of intent permits an investor to establish a total investment goal to be achieved by any number of purchases over a 13-month period. Each investment made during the period receives the reduced sales charge applicable to the total amount of the intended investment.

The letter of intent does not obligate the investor to purchase, or the Fund to sell, the indicated amount. If such amount is not invested within the period, the investor must pay the difference between the sales charge applicable to the purchases made and the charges previously paid. If such difference is not paid by the investor, the Distributor is authorized by the investor to liquidate a sufficient number of shares held by the investor to pay the amount due. On the initial purchase of shares, if required (or subsequent purchases, if necessary) shares equal to at least five percent of the amount indicated in the letter of intent will be held in escrow during the 13-month period (while remaining registered in the name of the investor) for this purpose. The value of any shares redeemed or otherwise disposed of by the investor prior to termination or completion of the letter of intent will be deducted from the total purchases made under such letter of intent.

A 90-day back-dating period can be used to include earlier purchases of the applicable Class at the investor's cost (without a retroactive downward adjustment of the sales charge); the 13-month period would then begin on the date of the first purchase during the 90-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the letter of intent. Investors must notify the Fund or the Distributor whenever a purchase is being made pursuant to a letter of intent.

Investors electing to purchase shares pursuant to a letter of intent should carefully read the letter of intent, which is included in the Fund Shares Application accompanying this Prospectus or is otherwise available from the Fund or the Distributor. This letter of intent option may be modified or eliminated at any time or from time to time by the Trust without notice.

     Reinvestments. Investors may reinvest, without a sales charge, proceeds from a redemption of Series A or Series D Shares of the Fund in either Series A or Series D Shares of the Fund (as applicable) or in shares of another series of the Trust affiliated with the Advisor of the same Class and sold with a sales charge, within 90 days after the redemption. If the other class charges a sales charge higher than the sales charge the investor paid in connection with the shares redeemed, the investor must pay the difference. In addition, the shares of the class to be acquired must be registered for sale in the investor's state of residence. The amount that may be so reinvested may not exceed the amount of the redemption proceeds, and a written order for the purchase of such shares must be received by the Fund or the Distributor within 90 days after the effective date of the redemption.

If an investor realizes a gain on the redemption, the reinvestment will not affect the amount of any federal capital gains tax payable on the gain. If an investor realizes a loss on the redemption, the reinvestment may cause some or all of the loss to be disallowed as a tax deduction, depending on the number of shares purchased by reinvestment and the period of time that has elapsed after the redemption, although for tax purposes, the amount disallowed is added to the cost of the shares acquired upon the reinvestment.

     Purchases by Related Parties and Groups. Reductions in sales charges apply to purchases by a single "person," including an individual, members of a family unit, consisting of a husband, wife and children under the age of 21 purchasing securities for their own account, or a trustee or other fiduciary purchasing for a single fiduciary account or single trust estate.

Reductions in sales charges also apply to purchases by individual members of a "qualified group." The reductions are based on the aggregate dollar value of shares purchased by all members of the qualified group and still owned by the group plus the shares currently being purchased. For purposes of this paragraph, a qualified group consists of a "company," as defined in the 1940 Act, which has been in existence for more than six months and which has a primary purpose other than acquiring shares of the Fund at a reduced sales charge, and the "related parties" of such company. For purposes of this paragraph, a "related party" of a company is: (i) any individual or other company who directly or indirectly owns, controls, or has the power to vote five percent or more of the outstanding voting securities of such company; (ii) any other company of which such company directly or indirectly owns, controls, or has the power to vote five percent of more of its outstanding voting securities; (iii) any other company under common control with such company; (iv) any executive officer, director or partner of such company or of a related party; and (v) any partnership of which such company is a partner.

     Sales at Net Asset Value. The Fund may sell shares at a purchase price equal to the net asset value of such shares, without a sales charge, to Trustees, officers, and employees of the Trust, the Fund, and the Advisor, and to employees and principals of related organizations and their families and certain parties related thereto, including clients and related accounts of the Advisor. In addition, the Fund may sell shares at a purchase price equal to the net asset value of such shares, without a sales charge, to investment advisors, financial planners and their clients who are charged a management, consulting or other fee for their services; and clients of such investment advisors or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment advisor or financial planner on the books and records of the broker or agent. The public offering price of shares of the Fund may also be reduced to net asset value per share in connection with the acquisition of the assets of or merger or consolidation with a personal holding company or a public or private investment company.

Distribution Plan. Capital Investment Group, Inc., Post Office Box 32249, Raleigh, North Carolina 27622 (the "Distributor"), is the national distributor for the Fund under a Distribution Agreement with the Trust. The Distributor may sell Fund shares to or through qualified securities dealers or others.

The Trust has adopted a Distribution Plan (the "Plan") for each Class of the Investor Shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Under the Plan the Fund may reimburse any expenditures to finance any activity primarily intended to result in sale of the Investor Shares of the Fund or the servicing of shareholder accounts, including, but not limited to, the following: (i) payments to the Distributor, securities dealers, and others for the sale of Investor Shares of the Fund; (ii) payment of compensation to and expenses of personnel who engage in or support distribution of Investor Shares of the Fund or who render shareholder support services not otherwise provided by the Administrator or Custodian; and (iii) formulation and implementation of marketing and promotional activities. The categories of expenses for which reimbursement is made are approved by the Board of Trustees of the Trust. Expenditures by the Fund pursuant to the Plan are accrued based on the Investor Shares' average daily net assets (of the particular Class in question) and may not exceed 0.25%, 0.75%, 0.50%, respectively, of the average net assets of the Series A, Series C, and Series D Shares, respectively, for each year elapsed subsequent to adoption of the Plan. Such expenditures paid as service fees to any person who sells Fund shares may not exceed 0.25% of the Investor Shares' average annual net asset value of such shares of the particular Class in question.

The Plan may not be amended to increase materially the amount to be spent under the Plan without shareholder approval. The continuation of the Plan must be approved by the Board of Trustees annually. At least quarterly the Board of Trustees must review a written report of amounts expended pursuant to the Plan and the purposes for which such expenditures were made.

The Fund incurred $96,096, $64,129, and $58,554 in distribution and service fees under the Plan with respect to Series A, Series C, and Series D Investor Shares, respectively, for the fiscal period ended February 28, 1997.

Choosing Among Investor Shares

Investors who purchase Investor Shares must specify at the time of purchase whether they are purchasing Series A, Series C, or Series D Shares Investor Shares. Investors should understand the differences between each such Class of Investor Shares before purchasing Investor Shares.

As described under "How Shares May Be Purchased - Sales Charges," the Series A Shares are sold subject to a maximum sales charge of 3%, as compared to a maximum sales charge of 1.5% for sales of Series D Shares and no sales charge for Series C Shares. The sales charge is reduced or may be waived in some cases. Series A Shares, however, bear potential distribution and service fees under the Distribution Plan of up to 0.25% of the Series A Shares' average net assets annually, as compared to potential distribution and service fees under the Distribution Plan for the other Classes of Investor Shares of up to 0.50% and 0.75%, respectively, of the Series D and Series C Shares' average net assets annually, respectively. See "How Shares May Be Purchased - Distribution Plan."

Before deciding among the three Classes of Investor Shares of the Fund, an investor should carefully consider the amount and intended length of his or her investment in Investor Shares. Specifically, an investor should consider whether the accumulated distribution and servicing fees applicable to Series C or Series D Shares (and the lower sales charge for Series D Shares) would be less than the sales charge and accumulated distribution and servicing fees applicable to Series A Shares purchased at the same time and held for the same period, and the extent to which the differences between those amounts would be offset by the higher returns associated with Series A Shares. A similar analysis should be made between Series C Shares and Series D Shares. Because the operating expenses of Series C and Series D Shares will be greater than those of Series A Shares, and the operating expenses of Series C Shares will be greater than those of Series D Shares, the dividends on Series A Shares will be higher than the dividends on Series C and Series D Shares, and the dividends on Series D Shares will be higher than the dividends on Series C Shares. However, since the sales charge is deducted at the time of purchase of Series A or Series D Shares, not all of the purchase amount will purchase Series A or Series D Shares. Consequently, the same initial investment will purchase more Series C or Series D Shares than Series A Shares, and more Series C Shares than Series D Shares.

Because of reductions in the sales charge for purchases of Series A or Series D Shares aggregating $250,000 or more, it may be advantageous for investors purchasing large quantities of Investor Shares to purchase Series A or Series D Shares. Investors who may qualify for any exemption from the sales charge ordinarily payable with respect to purchases of Investor Shares should purchase Series A Shares. In addition, because the accumulated higher operating expenses of Series C and Series D Shares may exceed the amount of the sales charge and distribution and servicing fees associated with Series A Shares, investors who intend to hold their Investor Shares for an extended period of time should consider purchasing Series A Shares.

Investors who would not qualify for a reduction in the sales charge for purchases of Series A or Series D Shares may decide that it is more advantageous to have the entire purchase amount invested immediately in Series C Shares notwithstanding the higher operating expenses associated with Series C Shares. These higher operating expenses may be offset by any return an investor receives from the additional Series C Shares received as a result of not having to pay a sales charge. However, an investor should understand that the Fund's future return cannot be predicted, and that there is no assurance that such return, if any, would compensate for the higher operating expenses associated with Series C Shares.

Exchange Feature. Investors will have the privilege of exchanging shares of the Fund for shares of any other series of the Trust established by Advisor. An exchange involves the simultaneous redemption of shares of one series and purchase of shares of another series at the respective closing net asset value next determined after a request for redemption has been received plus applicable sales charge, and is a taxable transaction. Each series of the Trust will have a different investment objective, which may be of interest to investors in each series. Shares of the Fund may be exchanged for shares of any other series of the Trust affiliated with the Advisor at the net asset value plus the percentage difference between that series' sales charge and any sales charge previously paid in connection with the shares being exchanged. For example, if a 2% sales charge was paid on shares that are exchanged into a series with a 3% sales charge, there would be an additional sales charge of 1% on the exchange. Exchanges may only be made by investors in states where shares of the other series are qualified for sale. An investor may direct the Fund to exchange his shares by writing to the Fund at its principal office. The request must be signed exactly as the investor's name appears on the account, and it must also provide the account number, number of shares to be exchanged, the name of the series to which the exchange will take place and a statement as to whether the exchange is a full or partial redemption of existing shares. Notwithstanding the foregoing, exchanges of shares may only be within the same class or type of class of shares involved. For example, Investor Shares may not be exchanged for Institutional or Super-Institutional Shares, and Investor Shares may not be exchanged among the various Classes of Investor Shares (i.e., Series C Shares may not be exchanged for Series A or Series D Shares and Series D Shares may not be exchanged for Series A Shares). Notwithstanding the foregoing, unless otherwise determined by the Fund, an investor may not exchange shares of the Fund for shares of The Chesapeake Aggressive Growth Fund, another series of the Trust affiliated with the Advisor, unless such investor has an existing account with such Fund.

A pattern of frequent exchange transactions may be deemed by the Advisor to be an abusive practice that is not in the best interests of the shareholders of the Fund. Such a pattern may, at the discretion of the Advisor, be limited by the Fund's refusal to accept further purchase and/or exchange orders from an investor, after providing the investor with 60 days prior notice. The Advisor will consider all factors it deems relevant in determining whether a pattern of frequent purchases, redemptions and/or exchanges by a particular investor is abusive and not in the best interests of the Fund or its other shareholders.

A shareholder should consider the investment objectives and policies of any series into which the shareholder will be making an exchange, as described in the prospectus for that other series. The Board of Trustees of the Trust reserves the right to suspend or terminate, or amend the terms of, the exchange privilege upon 60 days written notice to the shareholders.

Automatic Investment Plan. The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Fund will automatically charge the checking account for the amount specified ($100 minimum), which will be automatically invested in shares at the public offering price on or about the 21st day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Fund.

Stock Certificates. Stock certificates will not be issued for your shares. Evidence of ownership will be given by issuance of periodic account statements that will show the number of shares owned.

                           HOW SHARES MAY BE REDEEMED

Shares of the Fund may be redeemed (the Fund will repurchase them from shareholders) by mail or telephone. Any redemption may be more or less than the purchase price of your shares depending on the market value of the Fund's portfolio securities. All redemption orders received in proper form, as indicated herein, by the Fund, whether by mail or telephone, prior to 4:00 p.m. New York time, Monday through Friday, except for business holidays, will redeem shares at the net asset value determined at that time. Otherwise, your order will redeem shares as of such 4:00 p.m. time on the next business day. There is no charge for redemptions from the Fund other than possible charges for wiring redemption proceeds. You may also redeem your shares through a broker-dealer or other institution, who may charge you a fee for its services.

The Board of Trustees reserves the right to involuntarily redeem any account having a net asset value of less than $25,000 (due to redemptions, exchanges or transfers, and not due to market action) upon 30 days written notice. If the shareholder brings his account net asset value up to $25,000 or more during the notice period, the account will not be redeemed. Redemptions from retirement plans may be subject to tax withholding.

If you are uncertain of the requirements for redemption, please contact the Fund, at 1-800-430-3863, or write to the address shown below.

Regular Mail Redemptions. Your request should be addressed to The Chesapeake Growth Fund, Investor Shares, 107 North Washington Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365. Your request for redemption must include:

1) Your letter of instruction specifying the account number, and the number of shares or dollar amount to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;

2)   Any required signature guarantees (see "Signature Guarantees" below); and

3) Other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

Your redemption proceeds will be sent to you within seven days after receipt of your redemption request. However, the Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. Such delay (which may take up to 15 days from the date of purchase) may be reduced or avoided if the purchase is made by certified check or wire transfer. In all cases the net asset value next determined after the receipt of the request for redemption will be used in processing the redemption. The Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the New York Stock Exchange is closed, or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to fairly determine the value of its assets, and (iii) for such other periods as the Commission may permit.

Telephone and Bank Wire Redemptions. The Fund offers shareholders the option of redeeming shares by telephone under certain limited conditions. The Fund will redeem shares when requested by the shareholder if, and only if, the shareholder confirms redemption instructions in writing.

The Fund may rely upon confirmation of redemption requests transmitted via facsimile (FAX# 919-972-1908). The confirmation instructions must include:

1)   Shareholder name and account number;

2)   Number of shares or dollar amount to be redeemed;

3) Instructions for transmittal of redemption funds to the shareholder; and 4) Shareholder signature as it appears on the application then on file with the Fund.

The net asset value used in processing the redemption will be the net asset value next determined after the telephone request is received. Redemption proceeds will not be distributed until written confirmation of the redemption request is received, per the instructions above. Shareholders can choose to have redemption proceeds mailed to them at their address of record, their bank, or to any other authorized person, or they can have the proceeds sent by bank wire to their bank ($5,000 minimum). Shares of the Fund may not be redeemed by wire on days on which the bank is not open for business. Shareholders can change redemption instructions anytime by filing a letter including new redemption instructions with the Fund. (See "Signature Guarantees" below.) The Fund reserves the right to restrict or cancel telephone and bank wire redemption privileges for shareholders, without notice, if the Fund believes it to be in the best interest of the shareholders to do so. During drastic economic and market changes, telephone redemption privileges may be difficult to implement.

The Fund in its discretion may choose to pass through to redeeming shareholders any charges by the Custodian for wire redemptions. The Custodian currently charges $7.00 per transaction for wiring redemption proceeds. If this cost is passed through to redeeming shareholders by the Fund, the charge will be deducted automatically from the shareholder's account by redemption of shares in the account. The shareholder's bank or brokerage firm may also impose a charge for processing the wire. If wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

Shareholders may redeem shares, subject to the procedures outlined above, by calling the Fund at 1-800-430-3863. Redemption proceeds will only be sent to the bank account or person named in the Fund Shares Application currently on file with the Fund. Telephone redemption privileges authorize the Fund to act on telephone instructions from any person representing himself or herself to be the investor and reasonably believed by the Fund to be genuine. The Fund will employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine, and, if it does not follow such procedures, the Fund will be liable for any losses due to fraudulent or unauthorized instructions. The Fund will not be liable for following telephone instructions reasonably believed to be genuine.

Systematic Withdrawal Plan. A shareholder who owns shares of the Fund valued at $10,000 or more at current net asset value may establish a Systematic Withdrawal Plan to receive a monthly or quarterly check in a stated amount not less than $100. Each month or quarter as specified, the Fund will automatically redeem sufficient shares from the account to meet the specified withdrawal amount. Call or write the Fund for an application form. See the Statement of Additional Information for further details.


Signature Guarantees. To protect an account and the Fund from fraud, signature guarantees are required to authorize a change in registration, or standing instructions, for your account. Signature guarantees are required for (1) change of registration requests, (2) requests to establish or change exchange privileges or telephone redemption service other than through the initial account application, and (3) requests for redemptions in excess of $50,000. Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union (if authorized under state law), registered broker-dealer, securities exchange or association clearing agency, and must appear on the written request for redemption, establishment or change in exchange privileges, or change of registration.

                             MANAGEMENT OF THE FUND

Trustees and Officers. The Fund is a diversified series of the Gardner Lewis Investment Trust (the "Trust"), a registered open-end management investment company organized as a Massachusetts business trust. The Board of Trustees of the Trust is responsible for the management of the business and affairs of the Trust. The Trustees and executive officers of the Trust and their principal occupations for the last five years are set forth in the Statement of Additional Information under "Management of the Fund - Trustees and Officers." The Board of Trustees of the Trust is primarily responsible for overseeing the conduct of the Trust's business. The Board of Trustees elects the officers of the Trust who are responsible for its and the Fund's day-to-day operations.

The Advisor. Subject to the authority of the Board of Trustees, Gardner Lewis Asset Management (the "Advisor") provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to an Investment Advisory Agreement (the "Advisory Agreement") with the Trust.

The Advisor is registered under the Investment Advisors Act of 1940. Registration of the Advisor does not involve any supervision of management or investment practices or policies by the Securities and Exchange Commission. The Advisor, established as a Delaware corporation in 1990 and converted to a Pennsylvania limited partnership in 1994, is controlled by W. Whitfield Gardner. The Advisor currently serves as investment advisor to approximately $3.5 billion in assets. The Advisor has been rendering investment counsel, utilizing investment strategies substantially similar to that of the Fund, to individuals, banks and thrift institutions, pension and profit sharing plans, trusts, estates, charitable organizations and corporations since its formation. The Advisor's address is 285 Wilmington-West Chester Pike, Chadds Ford, Pennsylvania 19317.

Under the Advisory Agreement with the Fund, the Advisor receives a monthly management fee equal to an annual rate of 1.00% of the average daily net asset value of the Fund. For the fiscal year ended February 28, 1997, the Advisor was paid investment advisory fees of $1,940,587.

The Advisor supervises and implements the investment activities of the Fund, including making specific decisions as to the purchase and sale of portfolio investments. Among the responsibilities of the Advisor under the Advisory Agreement is the selection of brokers and dealers through whom transactions in the Fund's portfolio investments will be effected. The Advisor attempts to obtain the best execution for all such transactions. If it is believed that more than one broker is able to provide the best execution, the Advisor will consider the receipt of quotations and other market services and of research, statistical and other data and the sale of shares of the Fund in selecting a broker. The Fund may also enter into brokerage/service arrangements pursuant to which selected brokers executing portfolio transactions for the Fund may pay a portion of the Fund's operating expenses. See Note 3 to the Fee Table. The Advisor may also utilize a brokerage firm affiliated with the Trust or the Advisor if it believes it can obtain the best execution of transactions from such broker. Research services obtained through Fund brokerage transactions may be used by the Advisor for its other clients and, conversely, the Fund may benefit from research services obtained through the brokerage transactions of the Advisor's other clients. For further information, see "Investment Objective and Policies - Investment Transactions" in the Statement of Additional Information.

W. Whitfield Gardner and John L. Lewis, IV, principals of the Advisor and executive officers of the Trust, have been responsible for day-to-day management of the Fund's portfolio since its inception in 1994. They have been with the Advisor since its inception. Additional information about these gentlemen is set forth in the Statement of Additional Information under "Management of the Fund - Trustees and Officers."

The Administrator. The Trust has entered into an Administration Agreement with The Nottingham Company (the "Administrator"), 105 North Washington Street, Post Office Drawer 69, Rocky Mount, North Carolina 27802-0069. Subject to the authority of the Board of Trustees, the services the Administrator provides to the Fund include coordinating and monitoring any third parties furnishing services to the Fund; providing the necessary office space, equipment and personnel to perform administrative and clerical functions for the Fund; and preparing, filing and distributing proxy materials, periodic reports to shareholders, registration statements and other documents. The Administrator also performs certain accounting and pricing services for the Fund as pricing agent, including the daily calculation of the Fund's net asset value.

The Administrator was incorporated as a North Carolina corporation in 1988. With its predecessors and affiliates, the Administrator has been operating as a financial services firm since 1985. Frank P. Meadows III is the firm's Managing Director and controlling shareholder.

The Transfer Agent. North Carolina Shareholder Services, LLC (the "Transfer Agent") serves as the Fund's transfer, dividend paying, and shareholder servicing agent. The Transfer Agent, subject to the authority of the Board of Trustees, provides transfer agency services pursuant to an agreement with the Administrator, which has been approved by the Trust. The Transfer Agent maintains the records of each shareholder's account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent, and performs other shareholder servicing functions. The Transfer Agent is compensated for its services by the Administrator and not directly by the Fund.

The Transfer Agent, whose address is 107 North Washington Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365, was established as a North Carolina limited liability company in 1997. John D. Marriott, Jr., is the firm's controlling member.

The Custodian. First Union National Bank of North Carolina (the "Custodian"), Two First Union Center, Charlotte, North Carolina 28288-1151, serves as Custodian of the Fund's assets. The Custodian acts as the depository for the Fund, safekeeps its portfolio securities, collects all income and other payments with respect to portfolio securities, disburses monies at the Fund's request and maintains records in connection with its duties.

Other Expenses. The Fund is responsible for the payment of its expenses. These include, for example, the fees payable to the Advisor, or expenses otherwise incurred in connection with the management of the investment of the Fund's assets, the fees and expenses of the Custodian, the fees and expenses of the Administrator, the fees and expenses of Trustees, outside auditing and legal expenses, all taxes and corporate fees payable by the Fund, Securities and Exchange Commission fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to shareholders, costs of shareholder reports and shareholder meetings, and any extraordinary expenses. The Fund also pays for brokerage commissions and transfer taxes (if any) in connection with the purchase and sale of portfolio securities. Expenses attributable to a particular series of the Trust, including the Fund, will be charged to that series, and expenses not readily identifiable as belonging to a particular series will be allocated by or under procedures approved by the Board of Trustees among one or more series in such a manner as it deems fair and equitable. Any expenses relating only to a particular Class of Shares of the Fund will be borne solely by such Class.

                                OTHER INFORMATION

Description of Shares. The Trust was organized as a Massachusetts business trust on August 12, 1992, under a Declaration of Trust. The Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares and to create an unlimited number of series of shares. The Board of Trustees may also classify and reclassify any unissued shares into one or more classes of shares. The Trust currently has the number of authorized series of shares, including the Fund, and classes of shares, described in the Statement of Additional Information under "Description of the Trust." Pursuant to its authority under the Declaration of Trust, the Board of Trustees has authorized the issuance of an unlimited number of shares in each of five Classes ("Series A, Series C, and Series D Investor Shares," "Institutional Shares," and Super-Institutional Shares") representing equal pro rata interests in the Fund, except that the Classes bear different expenses that reflect the differences in services provided to them. Investor Shares are sold with a sales charge (except for Series C Shares) and bear potential distribution expenses and service fees at different levels. See "How Shares May Be Purchased - Sales Charges" and " - Distribution Plan." Institutional and Super-Institutional Shares are sold without a sales charge and bear no shareholder servicing or distribution fees. The Super-Institutional Shares, however, receive fewer investor services than the Institutional and Investor Shares due to the size and nature of accounts holding Super-Institutional Shares. As a result of different charges, fees, and expenses between the Classes, the total return on the Fund's Investor Shares will generally be lower than the total return on the Institutional and Super-Institutional Shares, the total return on the Fund's Series C Shares will generally be lower than the total return on the Series A and Series D Shares, and the total return on the Series D Shares will generally be lower than the total return on the Series A Shares. Standardized total return quotations will be computed separately for each Class of Shares of the Fund.

THIS PROSPECTUS RELATES TO THE FUND'S INVESTOR SHARES (INCLUDING THE THREE CLASSES OF INVESTOR SHARES) AND DESCRIBES ONLY THE POLICIES, OPERATIONS, CONTRACTS, AND OTHER MATTERS PERTAINING TO THE INVESTOR SHARES. THE FUND ALSO ISSUES A CLASS OF INSTITUTIONAL SHARES AND A CLASS OF SUPER-INSTITUTIONAL SHARES. SUCH OTHER CLASSES MAY HAVE DIFFERENT SALES CHARGES AND EXPENSES, WHICH MAY AFFECT PERFORMANCE. INVESTORS MAY CALL THE FUND AT 1-800-430-3863 TO OBTAIN MORE INFORMATION CONCERNING OTHER CLASSES AVAILABLE TO THEM THROUGH THEIR SALES REPRESENTATIVE. INVESTORS MAY OBTAIN INFORMATION CONCERNING OTHER CLASSES FROM THEIR SALES REPRESENTATIVE, THE DISTRIBUTOR, THE FUND, OR ANY OTHER PERSON WHICH IS OFFERING OR MAKING AVAILABLE TO THEM THE SECURITIES OFFERED IN THIS PROSPECTUS.

When issued, the shares of each series of the Trust, including the Fund, and each class of shares, will be fully paid, nonassessable and redeemable. The Trust does not intend to hold annual shareholder meetings; it may, however, hold special shareholder meetings for purposes such as changing fundamental policies or electing Trustees. The Board of Trustees shall promptly call a meeting for the purpose of electing or removing Trustees when requested in writing to do so by the record holders of at least 10% of the outstanding shares of the Trust. The term of office of each Trustee is of unlimited duration. The holders of at least two-thirds of the outstanding shares of the Trust may remove a Trustee from that position either by declaration in writing filed with the Custodian or by votes cast in person or by proxy at a meeting called for that purpose.

The Trust's shareholders will vote in the aggregate and not by series (fund) or class, except where otherwise required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of the shareholders of a particular series or class. Matters affecting an individual series, such as the Fund, include, but are not limited to, the investment objectives, policies and restrictions of that series. Shares have no subscription, preemptive or conversion rights. Share certificates will not be issued. Each share is entitled to one vote (and fractional shares are entitled to proportionate fractional votes) on all matters submitted for a vote, and shares have equal voting rights except that only shares of a particular series or class are entitled to vote on matters affecting only that series or class. Shares do not have cumulative voting rights. Therefore, the holders of more than 50% of the aggregate number of shares of all series of the Trust may elect all the Trustees.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. The Declaration of Trust, therefore, contains provisions which are intended to mitigate such liability. See "Description of the Trust" in the Statement of Additional Information for further information about the Trust and its shares.

Reporting to Shareholders. The Fund will send to its shareholders Annual and Semi-Annual Reports; the financial statements appearing in Annual Reports for the Fund will be audited by independent accountants. In addition, the Fund will send to each shareholder having an account directly with the Fund a quarterly statement showing transactions in the account, the total number of shares owned and any dividends or distributions paid. Inquiries regarding the Fund may be directed in writing to 107 North Washington Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365 or by calling 1-800-430-3863.

Calculation of Performance Data. From time to time the Fund may advertise its average annual total return for each Class of Shares. The "average annual total return" refers to the average annual compounded rates of return over 1-, 5-, and 10-year periods that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment. The calculation assumes the reinvestment of all dividends and distributions, includes all recurring fees that are charged to all shareholder accounts and deducts all nonrecurring charges at the end of each period. The calculation further assumes the maximum sales load is deducted from the initial payment. If the Fund has been operating less than 1, 5 or 10 years, the time period during which the Fund has been operating is substituted.

In addition, the Fund may advertise other total return performance data other than average annual total return for each Class of Shares. This data shows as a percentage rate of return encompassing all elements of return (i.e. income and capital appreciation or depreciation); it assumes reinvestment of all dividends and capital gain distributions. Such other total return data may be quoted for the same or different periods as those for which average annual total return is quoted. This data may consist of a cumulative percentage rate of return, actual year-by-year rates or any combination thereof. Cumulative total return represents the cumulative change in value of an investment in the Fund for various periods.

The total return of the Fund could be increased to the extent the Advisor may waive a portion of its fees or may reimburse a portion of the Fund's expenses. Total return figures are based on the historical performance of the Fund, show the performance of a hypothetical investment, and are not intended to indicate future performance. The Fund's quotations may from time to time be used in advertisements, sales literature, shareholder reports, or other communications. For further information, see "Additional Information on Performance" in the Statement of Additional Information.

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                           THE CHESAPEAKE GROWTH FUND
                                 INVESTOR SHARES


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                                   PROSPECTUS

                                  June 30, 1997
                          Supplemented November 1, 1997

                           THE CHESAPEAKE GROWTH FUND
                           107 North Washington Street
                              Post Office Box 4365
                     Rocky Mount, North Carolina 27803-0365
                                 1-800-430-3863

                               INVESTMENT ADVISOR
                         Gardner Lewis Asset Management
                        285 Wilmington-West Chester Pike
                         Chadds Ford, Pennsylvania 19317

                         ADMINISTRATOR & FUND ACCOUNTANT
                             The Nottingham Company
                              Post Office Drawer 69
                     Rocky Mount, North Carolina 27802-0069

                      DIVIDEND DISBURSING & TRANSFER AGENT
                       North Carolina Shareholder Services
                              Post Office Box 4365
                     Rocky Mount, North Carolina 27803-0365

                                   DISTRIBUTOR
                         Capital Investment Group, Inc.
                              Post Office Box 32249
                          Raleigh, North Carolina 27622

                                    CUSTODIAN
                   First Union National Bank of North Carolina
                             Two First Union Center
                      Charlotte, North Carolina 28288-1151

                              INDEPENDENT AUDITORS
                              Deloitte & Touche LLP
                               2500 One PPG Place
                       Pittsburgh, Pennsylvania 15222-5401